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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

NICHOLAS FINANCIAL INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NICHOLAS FINANCIAL, INC.
Building C. #501B
2454 McMullen Booth Road
Clearwater, FL 33759-1340
(727) 726-0763
NOTICE OF ANNUAL GENERAL MEETING

To the Shareholders of Nicholas Financial, Inc:

NOTICE IS HEREBY GIVEN that the 2006 Annual General Meeting of the Shareholders (the “Meeting”) of Nicholas Financial, Inc. (hereinafter called the “Company”) will be held at Countryside Country Club, located at 3001 Countryside Boulevard, Clearwater, Florida, on Wednesday, August 9, 2006, at the hour of 10:00 AM (Clearwater, Florida time) for the following purposes:

1.	to receive the Report of the Directors;

2.	to receive the consolidated financial statements of the Company for its fiscal year ended March 31, 2006 and the report of Dixon Hughes PLLC, the Company’s Independent Auditors, thereon;

3.	to elect two directors to hold office until the 2009 Annual General Meeting of Shareholders or until their respective successors are duly elected and qualified.

4.	to approve the Nicholas Financial, Inc. Equity Incentive Plan;

5.	to approve a special resolution to alter the Articles of the Company to a new form of Articles, as more particularly described in the Proxy Statement and Information Circular accompanying this Notice;

6.	to approve the appointment of Dixon Hughes PLLC as the Company’s Independent Auditors for the fiscal year ending March 31, 2007; and

7.	to transact such other business as may properly come before the Meeting.

Accompanying this Notice are a Proxy Statement and Information Circular and Form of Proxy.

Shareholders of record as of the close of business on June 21, 2006 will be entitled to attend and vote at the Meeting, or any adjournment or postponement thereof. A shareholder entitled to attend and vote at the Meeting is entitled to appoint a proxy holder to attend and vote in his stead.

Your vote is important. If you are unable to attend the Meeting (or any adjournment or postponement thereof) in person, please read the Notes accompanying the Form of Proxy enclosed herewith and then complete and return the Proxy within the time set out in the Notes.

The enclosed Form of Proxy is solicited by the Board of Directors of the Company but, as set out in the Notes accompanying the Form of Proxy, you may amend it if you so desire by striking out the names listed therein and inserting in the space provided the name of the person you wish to represent you at the Meeting.

DATED at Clearwater, Florida, June 30, 2006.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Ralph T. Finkenbrink

Secretary

NICHOLAS FINANCIAL, INC

Building C #501B

2454 McMullen Booth Road

Clearwater, FL 33759

(727) 726-0763

PROXY STATEMENT AND INFORMATION CIRCULAR

AS AT AND DATED JULY 3, 2006

This Proxy Statement and Information Circular accompanies the Notice of the 2006 Annual General Meeting of Shareholders (the “Meeting”) of Nicholas Financial, Inc. (hereinafter called the “Company”) to be held on Wednesday, August 9, 2006, at 10:00 a.m. (Clearwater, Florida time), at Countryside Country Club, located at 3001 Countryside Boulevard, Florida, and is being furnished in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at that Meeting and at any adjournment thereof.

The Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2006 (the “Annual Report”), together with this Proxy Statement and Information Circular and the accompanying proxy form (“Proxy”), are first being mailed on or about July 3, 2006 to shareholders entitled to vote at the Meeting.

REVOCABILITY OF PROXY

If the accompanying Proxy is completed, signed and returned, the shares represented thereby will be voted at the Meeting. The giving of the Proxy does not affect the right to vote in person should the shareholder be able to attend the Meeting. The shareholder may revoke the Proxy at any time prior to the voting thereof.

In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing executed by the shareholder or his attorney authorized in writing, or if the shareholder is a corporation, by a duly authorized officer or attorney thereof, and deposited either at the registered office of the Company at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or, as to any matter in respect of which a vote shall not already have been cast pursuant to such proxy, with the Chairman of the Meeting on the day of the Meeting, or any adjournment thereof, and upon either of such deposits the proxy is revoked.

PERSONS MAKING THE SOLICITATION

THE ENCLOSED PROXY IS BEING SOLICITED BY

THE BOARD OF DIRECTORS OF THE COMPANY

Solicitations will be made by mail and possibly supplemented by telephone or other personal contact to be made without special compensation by regular officers and employees of the Company. The Company may reimburse shareholders’ nominees or agents (including brokers holding shares on behalf of clients) for the cost incurred in obtaining from their principals authorization to execute forms of proxy. No solicitation will be made by specifically engaged employees or soliciting agents. The cost of solicitation of proxies on behalf of the Board of Directors will be borne by the Company.

VOTING SHARES AND OWNERSHIP

OF MANAGEMENT AND PRINCIPAL HOLDERS

As of the date of this Proxy Statement and Information Circular, the Company is authorized to issue 50,000,000 Common shares without par value and 5,000,000 Preference shares without par value. As of the close of business on June 21, 2006, the record date for determining shareholders entitled to notice of and to vote at the Meeting, there were issued and outstanding 9,930,481 Common shares and no Preference shares. At a General Meeting of the Company, on a show of hands, every shareholder present in person and entitled to vote shall have one vote, and on a poll, every shareholder present in person or represented by proxy and entitled to vote shall have one vote for each share of which such shareholder is the registered holder. Shares represented by proxy will only be voted on a poll.

The following table sets forth certain information regarding the beneficial ownership of Common shares as of June 21, 2006 regarding (i) each of the Company’s directors (including the nominees for reelection as directors), (ii) each of the Company’s executive officers, (iii) all directors and officers as a group, and (iv) each person known by the Company to beneficially own, directly or indirectly, more than 5% of the outstanding Common shares. Except as otherwise indicated, each of the persons listed below has sole voting and investment power over the shares beneficially owned.

NAME	NUMBER OF SHARES	PERCENTAGE OWNED
Peter L. Vosotas (1) (2)	1,577,736	15.5%
Stephen Bragin (3) (4)	117,707	1.2
Alton R. Neal (5) (6)	22,500	*
Ralph T. Finkenbrink (7) (8)	84,500	*
Scott Fink (9) (10)	8,500	*
Mahan Family, LLC (11)	543,552	5.5
All directors and officers as a group (5 persons) (12)	1,810,943	17.6%

*	Less than 1%

(1)	Mr. Vosotas’ business address is 2454 McMullen Booth Road, Building C, Clearwater, Florida 33759.

(2)	Includes 26,434 shares owned directly by Mr. Vosotas, 1,290,168 held in family trusts over which Mr. Vosotas retains voting and investment power and 36,134 shares held by Mr. Vosotas’ spouse. Also includes 225,000 shares issuable upon the exercise of outstanding stock options exercisable within 60 days.

(3)	Mr. Bragin’s business address is 17757 US Highway 19 North, Suite 26, Clearwater, Florida 33764.

(4)	Includes 35,000 shares issuable upon the exercise of outstanding stock options exercisable within 60 days and does not include 2,500 shares issuable upon the exercise of outstanding stock options which are not exercisable within 60 days.

(5)	Mr. Neal’s business address is 100 North Tampa Street, Suite 1800, Tampa, Florida 33602.

(6)	Includes 5,000 shares issuable upon the exercise of outstanding stock options exercisable within 60 days.

(7)	Mr. Finkenbrink’s business address is 2454 McMullen Booth Road, Building C, Clearwater, Florida 33759.

(8)	Includes 75,000 shares issuable upon the exercise of outstanding stock options exercisable within 60 days.

(9)	Mr. Fink’s business address is 3936 U.S. Highway 19, New Port Richey, Florida 34652.

(10)	Includes 7,500 shares issuable upon the exercise of outstanding stock options exercisable within 60 days.

(11)	Mahan Family, LLC, together with Roger Mahan, Gary Mahan, Nancy Ernst, Kenneth Ernst and Mahan Children, LLC, filed a joint Schedule 13D/A on May 18, 2005. As reported in such Schedule 13D/A, Roger Mahan, Nancy Ernst and Gary Mahan are siblings. Kenneth Ernst is the husband of Nancy Ernst. Mahan Family, LLC is a New Jersey limited liability company of which Roger Mahan, Nancy Ernst and Gary Mahan are equity holders and the sole managers. The principal business address of Mahan Family, LLC is Stonehouse Road, P.O. Box 367, Millington, New Jersey. Mahan Children, LLC is a New Jersey limited liability company of which Roger Mahan, Nancy Ernst and Gary Mahan are the sole equity holders and managers. The principal business address of Mahan Children, LLC is Stonehouse Road, P.O. Box 367, Millington, New Jersey. In addition to the 543,552 shares owned by Mahan Family, LLC, (i) Mahan Children, LLC owns 401,646 shares, (ii) Roger Mahan owns 120,000 shares, (iii) a son of Kenneth and Nancy Ernst owns 600 shares and (iv) a son of Gary Mahan owns 600 shares. These shares collectively constitute approximately 10.8% of the Company’s outstanding Common shares.

(12)	Includes an aggregate of 347,500 shares issuable upon the exercise of outstanding stock options exercisable within 60 days and does not include an aggregate of 2,500 shares under options which are not exercisable within 60 days.

The Board of Directors has determined that all shareholders of record as of the close of business on June 21, 2006 (the “Record Date”) will be entitled to receive notice of and to vote at the Meeting. Those shareholders so desiring may be represented by proxy at the Meeting. The Proxy, and the power of attorney or other authority, if any, under which it is signed or a notarially certified copy thereof, must be deposited either at the office of the Registrar and Transfer Agent of the Company, Computershare Trust Company of Canada, 510 Burrard Street, Vancouver, B.C., V6C 3B9 or at the Head Office of the Company at Building C #501B, 2454 McMullen Booth Road, Clearwater, Florida 33759-1343 not less than 48 hours, Saturdays and holidays excepted, prior to the time of the holding of the Meeting or any adjournment thereof.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of elections appointed for the Meeting, who will also determine whether a quorum is present for the transaction of business. The Company’s Articles provide that a quorum is present if two or more shareholders of the Company are present in person (or represented by proxy) holding an aggregate of at least 33-1/3% of the total issued and outstanding shares of the Company as of the Record Date for the Meeting. Abstentions will be counted as shares that are present and entitled to vote for purposes of determining whether a quorum is present. Shares held by nominees for beneficial owners will also be counted for purposes of determining whether a quorum is present if the nominee has the discretion to vote on at least one of the matters presented, even though the nominee may not exercise discretionary voting power with respect to other matters and even though voting instructions have not been received from the beneficial owner (a “broker non-vote”). Neither abstentions nor broker non-votes are counted in determining whether a proposal has been approved. The vote required for each proposal set forth herein, including the election of directors, is set forth under the discussion herein of such proposal.

Shareholders are urged to indicate their votes in the spaces provided on the Proxy. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed Proxies will be voted FOR each proposal listed in the Notice of the Meeting and set forth more completely herein. Returning your completed Proxy will not prevent you from voting in person at the Meeting should you be present and wish to do so.

PROPOSAL 1: ELECTION OF DIRECTORS

The Board of Directors recommends each of the nominees set forth below for election as a Director and urges each shareholder to vote “FOR” each of the nominees. Proxies in the accompanying form will be voted at the Meeting, unless authority to do so is withheld, in favor of the election as a Director of each of the nominees named below.

The Company’s Board of Directors currently consists of six members divided into three classes, with the members of each class serving three-year terms expiring at the third Annual General Meeting of Shareholders after their election. The Company’s Board of Directors, upon the recommendation of the Nominating/Corporate Governance Committee, has nominated Alton R. Neal and Scott Fink to stand for reelection as Directors at the Meeting, to hold office for a term of three years expiring at the 2009 Annual General Meeting of Shareholders, and until their respective successors shall have been duly elected and qualified. No other person has been nominated by the Board to stand for election as a director at the Meeting. Consequently, if Mr. Neal or Mr. Fink are elected at the Meeting, the Board will consist of five (5) members, with one vacancy remaining. Assuming a quorum is present, the election of each of Mr. Neal and Mr. Fink as a Director requires that a plurality of the total votes cast with respect to Common shares present, or represented, and entitled to vote at the Meeting vote in favor of his election. In the event Mr. Neal or Mr. Fink is unable to serve, the persons designated as proxies will cast votes for such other person in their discretion as a substitute nominee. The Board of Directors has no reason to believe that the nominees will be unavailable, or if elected, will decline to serve. Mr. Neal and Mr. Fink are residents of the United States. Certain information is set forth below for each of the nominees for Director, as well as for each Director whose term of office will continue after the Meeting.

NOMINEES FOR DIRECTOR —TERM TO EXPIRE 2009

Name	Age	Principal Occupation And Other Information
Scott Fink	46	Mr. Fink has served as a director of the Company since August 11, 2004. In 2001, Mr. Fink was awarded the Hyundai of New Port Richey, Florida dealership, where he is currently President and Owner. In 1998, Mr. Fink formed S&T Collision Centers, which currently operates out of locations in Clearwater and Brandon, Florida. Prior to 1998, Mr. Fink owned and operated a Toyota and a Mitsubishi Dealership in Clearwater, Florida. Mr. Fink also previously worked for Ford Motor Company in various management positions. Mr. Fink received his Bachelor of Science degree in Accounting from Wagner College, Staten Island, NY.

Alton R. Neal	59	Mr. Neal has served as a director of the Company since May 17, 2000. He has been in the private practice of law since 1975 and has been a partner with the firm of Johnson, Blakely, Pope, Bokor, Ruppel & Burns, Tampa, Florida, since 1999. From 1994 until 1999, he was a partner in the firm of Forlizzo & Neal.

DIRECTOR CONTINUING IN OFFICE —TERM TO EXPIRE 2008

Name	Age	Principal Occupation And Other Information
Stephen Bragin	75	Mr. Bragin has served as a director of the Company since February 10, 1999. He has served as Regional Development Director at the University of South Florida as well as other related positions for over the past five years.

DIRECTORS CONTINUING IN OFFICE —TERM TO EXPIRE 2007

Name	Age	Principal Occupation And Other Information
Peter L. Vosotas	64	Mr. Vosotas founded the Company in 1985 and has served as Chairman of the Board, Chief Executive Officer and President of the Company since its inception. Prior to founding the Company, Mr. Vosotas held a variety of Sales and Marketing positions with Ford Motor Company, GTE and AT&T Paradyne Corporation. Mr. Vosotas attended the United States Naval Academy and earned a Bachelor of Science Degree in Electrical Engineering from The University of New Hampshire.

Ralph T. Finkenbrink	44	Mr. Finkenbrink has served as Senior Vice President – Finance, Chief Financial Officer and Secretary of the Company since 1997 and served as Vice President – Finance of the Company from 1992 to July 1997. He joined the Company in 1988 and served as Controller of Nicholas Financial and NDS until 1992. Prior to joining the Company, he was a staff accountant for MBI, Inc. from January 1984 to March 1985 and Inventory Control Manager for the Dress Barn, Inc. from March 1985 to December 1987. Mr. Finkenbrink received his Bachelor of Science Degree in Accounting from Mount St. Mary’s University in Emmitsburg, Maryland.

PROPOSAL 2: APPROVAL OF NICHOLAS FINANCIAL, INC.

EQUITY INCENTIVE PLAN

The Board of Directors recommends the approval of the Nicholas Financial, Inc. Equity Incentive Plan (the “Equity Plan”), and urges each shareholder to vote “FOR” the approval of the Equity Plan. Executed and unmarked proxies in the accompanying form will be voted at the Meeting in favor of the approval of the Equity Plan.

General

On June 15, 2006, the Board of Directors adopted, subject to and effective upon shareholder approval at the Meeting (the “Equity Plan”). The purposes of the Equity Plan are:

•	to attract, retain and reward individuals who serve as key employees and non-employee directors of the Board; and

•	to increase shareholder value by offering participants the opportunity to acquire Common shares or receive monetary payments based on the value of such Common shares. By providing stock-based awards to the Company’s key employees and non-employee directors, the Board of Directors believes those individuals will be provided an incentive to increase shareholder value.

The Company currently has in effect the Nicholas Financial, Inc. Employee Stock Option Plan (the “Employee Plan”) and the Nicholas Financial, Inc. Non-Employee Director Stock Option Plan (the “Director Plan”). Each of the Employee Plan and the Director Plan is scheduled to expire on June 3, 2008. Upon shareholder approval of the Equity Plan, the Employee Plan and the Director Plan will terminate and no new awards will be granted under either of such plans, although stock options granted under each such plan and still outstanding will continue to be subject to all terms and conditions of such plan.

The material features of the Equity Plan are described briefly below. A copy of the Equity Plan is attached to this Proxy Statement and Information Circular as Appendix A.

Highlights of the Equity Plan

The Equity Plan:

•	will be administered by a committee of independent directors with respect to key employee participants and will be administered by the Board of Directors with respect to non-employee director participants;

•	permits the grant of stock options, restricted stock and performance shares;

•	limits the number of awards that the committee may grant to any one key employee participant;

•	limits the number of shares that may be granted as restricted stock to 300,000 Common shares;

•	prohibits discounted stock options from being granted, and prohibits repricing of stock options;

•	requires shareholder approval for certain changes to the Equity Plan’s terms; and

•	reserves 975,000 Common shares for awards.

Administration

The Compensation Committee, or another committee of independent directors with the same or similar authority of the Board of Directors (the “Equity Plan Committee”), will administer the Equity Plan with respect to key employee participants. The Equity Plan Committee is comprised solely of directors each of whom is:

•	a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended; and

•	an “outside director” under Internal Revenue Code Section 162(m).

The Board of Directors will administer the Equity Plan with respect to non-employee director participants. The Equity Plan Committee and the Board of Directors are each referred to as the “Administrator” with respect to its respective eligible participant groups.

The Administrator has full discretionary authority to administer the Equity Plan, including but not limited to the authority to: (1) interpret the provisions of the Equity Plan; (2) prescribe, amend and rescind rules and regulations relating to the Equity Plan; (3) correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any award or agreement under the Equity Plan; and (4) make all other determinations necessary or advisable for the administration of the Equity Plan.

Eligibility

The Equity Plan Committee may grant awards under the Equity Plan to any officer or other salaried key employee of the Company or its affiliates. As of June 21, 2006, there were approximately five officers and 100 other salaried key employees (not including officers) eligible to participate in the Equity Plan.

The Board of Directors may grant awards under the Equity Plan to any director who is not an employee of the Company or its affiliates. As of June 21, 2006, there were three non-employee directors eligible to participate in the Equity Plan.

Types of Awards

The Equity Plan authorizes the Administrator to grant stock options, restricted stock and performance shares.

Stock Options. The Administrator may grant either non-qualified stock options or incentive stock options to eligible participants on the terms and conditions it prescribes, provided that the only employees of the Company or its corporate subsidiaries may receive a grant of incentive stock options. All incentive stock options must comply with the provisions of Section 422 of the U.S. Internal Revenue Code.

The Administrator will determine the number of Common shares to be subject to each option and the per share exercise price of each option, provided that the exercise price is not less than the fair market value of a Common share on the date the option is granted.

The Administrator will set the term of each option, but no option will be exercisable more than 10 years after the date of grant. In addition, unless otherwise determined by the Administrator, each option will expire 30 days after a participant’s termination of employment or service.

The Administrator will determine all other terms and conditions of each option, including the date after which options may be exercised in whole or in part and the manner of exercise of the options.

For purposes of the Equity Plan, the fair market value of a Common share for any particular date is the closing price of a share for the day immediately preceding such date, as reported by the NASDAQ Stock Market.

Restricted Stock. A restricted stock award is an award for a fixed number of Common shares that is subject to a risk of forfeiture and/or restrictions on transfer.

The Administrator will determine the number of shares of restricted stock to issue, the forfeiture provisions and restrictions imposed on all restricted stock, and the period of employment or service or other conditions that must be met for those forfeiture provisions and restrictions on transfer to lapse. Unless the Administrator determines otherwise, any shares of restricted stock that are not vested as of the date of a participant’s termination of employment or service will be forfeited.

The Administrator will also determine whether restricted stock will be issued to participants or held in escrow pending vesting, and whether dividends paid with respect to the restricted stock will be paid immediately to the participant or deferred and paid only when the shares of restricted stock to which they relate vest.

Performance Shares. A performance share award gives a participant the right to receive a number of Common shares after certain performance goals have been met or other conditions have been satisfied.

The Administrator will determine the number of performance shares to be awarded, the performance goals that must be met in order for all or a portion of the shares to be issued, and the performance period over which those goals will be measured. The Administrator may authorize that all or a portion of the performance shares be issued if the participant terminates employment or service prior to the end of the performance period as a result of death, total and permanent disability or retirement. The Administrator may also determine whether dividends paid with respect to Common shares equal to the number of performance shares will be paid immediately to the participant or deferred and paid only when the performance shares to which they relate are issued.

Performance Goals

In connection with granting awards the benefit of which is contingent on the attainment of performance goals, the Administrator may establish goals that relate to one or more of the following, each of which generally may be determined for the Company, for any one or more subsidiaries, affiliates or divisions of the Company and/or for any other business unit or units of the Company or its subsidiaries or affiliates, as determined by the Administrator at the time an award is made:

•	Return on equity

•	Return on net assets

•	Earnings from operations

•	Pre-tax profits

•	Net earnings

•	Net earnings per share

•	Net cash provided by operating activities

•	Market price per share

•	Total shareholder return

•	Number of branch openings

•	Minimum charge-offs (i.e., bad debt write-offs)

•	Gross accounts receivable

With respect to awards not intended to satisfy the requirements for performance-based compensation under Internal Revenue Code Section 162(m), the Administrator may select other performance goals not listed above.

As to each performance goal, the Administrator may, at the time of granting the award, provide that certain items, such as items of gain or loss from discontinued operations, extraordinary gains or losses, or changes in accounting regulations or laws, be excluded when determining whether the performance goal has been achieved.

Shares Subject to the Plan; Other Limitations on Awards

The Equity Plan provides that a total of 975,000 Common shares (subject to adjustment as described below) will be available for granting awards.

While the Administrator generally has discretion to determine the number of Common shares to which an award relates, the Administrator may not:

•	grant incentive stock options for more than 300,000 Common shares;

•	grant restricted stock for more than 300,000 Common shares;

•	grant options to any key employee participant during any fiscal year of the Company with respect to more than 50,000 Common shares;

•	grant more than 25,000 shares of restricted stock to any key employee participant during any fiscal year of the Company; and

•	grant an award of performance shares to any key employee participant during any fiscal year of the Company relating to more than 50,000 Common shares.

To the extent that any Common shares subject to an award under the Equity Plan are not issued or if compensation measured in relation to Common shares is not paid because the award expires without having been exercised, or is cancelled, terminated, or forfeited without the issuance of Common shares or the payment of compensation, such shares will be available again for grants of awards under the Equity Plan.

Transferability Restrictions

Except as otherwise permitted by the Administrator, awards granted under the Equity Plan are not transferable other than by will or the laws of descent and distribution.

Term of Plan

Unless terminated earlier by the Board of Directors, the Equity Plan will terminate when there are no additional Common Shares available for issuance. However, the Equity Plan Committee may not grant incentive stock options after the tenth anniversary of the effective date of the Equity Plan.

Termination and Amendment of Plan

The Board may amend, alter, suspend, discontinue or terminate the Equity Plan at any time. However, no amendment, alteration, suspension, discontinuance or termination may be made without the approval of the shareholders if required by applicable law or the listing requirements of the NASDAQ Stock Market.

In addition, shareholder approval is required for any amendment that would:

•	increase the number of Common shares reserved for awards under the Equity Plan;

•	increase the per participant limits on awards that may be granted under the Equity Plan;

•	increase the limits on shares that may be granted as incentive stock options or restricted stock under the Equity Plan;

•	increase in any material respect the benefits payable under the Equity Plan;

•	expand the class of persons eligible to participate under the Equity Plan; or

•	allow for a decrease in the exercise price of any outstanding option (a “repricing”), except pursuant to an adjustment described below under the caption “Adjustment Provisions”.

Adjustment Provisions

If an “adjustment event” occurs, the Administrator shall, in such a manner as it deems equitable, adjust appropriately:

•	the number and type of Common shares available for awards under the Equity Plan;

•	the number and type of Common shares described in the award limitations;

•	the number and type of Common shares subject to outstanding awards;

•	the performance goals of an outstanding award; and

•	the exercise price of any award.

For purposes of the Equity Plan, an “adjustment event” means any dividend or other distribution (whether in the form of cash, Common shares, other securities or other property), recapitalization, stock split or reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Common shares or other securities of the Company, issuance of warrants or other rights to purchase Common shares or other securities of the Company, or other similar corporate transaction or events affecting the Common shares.

The Administrator may, in lieu of any such adjustment, make a cash payment to the holder of an outstanding award.

Repricing

Except for the adjustments discussed above, without shareholder approval, the Administrator may not decrease the exercise price for any outstanding option after the date of grant nor allow a participant to surrender an outstanding option to the Company as consideration for the grant of a new option with a lower exercise price.

Change of Control

Unless the Administrator provides otherwise in any particular award agreement, in the event of a change of control of the Company:

•	Awards may be assumed or substitute awards may be made that contain similar terms and conditions as the awards issued under the Equity Plan, without participant consent. If awards are assumed or if substitute awards are made, and if a participant is terminated by the Company or a successor in the change of control transaction within one year following the change of control, then the award will immediately vest on the date of such termination of employment or service, as applicable.

•	If the awards are not assumed or if substitute awards are not made, then:

•	At least 15 days prior to the change of control transaction all options held by employees of the Company or an affiliate or any non-employee director then serving on the Board will become fully vested, and the Company will provide a notice to all holders of options of the right to exercise their options up to the date of the change of control. On the change of control date, all options will be cancelled. If it is not feasible to give 15 days notice of cancellation of the options, then the Administrator may determine prior to the change of control date that all options held by employees of the Company and its affiliates or by non-employee directors will become vested on the date of the change of control, and all holders of options will receive a cash payment, in exchange for cancellation of the options, equal to the value of the option as determined by the Administrator.

•	All shares of restricted stock will vest in full immediately prior to the date of a change of control.

•	Performance share awards will be deemed earned immediately prior to the date of the change of control in an amount equal to the amount that would be earned had the target performance goal for the performance period been met, and then prorated based on the number of days in the performance period that have elapsed to the date of the change of control.

For purposes of the Equity Plan, a “change of control” includes any of the following events:

•	A person or group of persons becomes the beneficial owner of 25% or more of the Company’s outstanding Common shares or the voting power of any of the Company’s voting securities, not counting acquisitions approved in advance by the Board.

•	The members of the Board on April 1, 2006 (and any new member appointed or elected to the Board whose appointment, nomination or election was approved by two-thirds of the Board, unless the election is in connection with an election contest) cease to constitute a majority of the Board.

•	The consummation of the sale or other disposition of all, or substantially all, of the assets of the Company.

•	The consummation of a complete liquidation or dissolution of the Company.

•	The consummation of a merger or consolidation of the Company with or into any other company under circumstances where the shareholders of the Company immediately prior to such merger or consolidation, will own, directly or indirectly, after such merger or consolidation, securities representing less than 50% of the outstanding common stock or voting control of the surviving company.

Certain U.S. Federal Income Tax Consequences

The U.S. Federal income tax consequences described in this section are based on laws and regulations in effect on the date of this Proxy Statement and Information Circular. Future changes in those laws and regulations may affect the tax consequences described below. No discussion of foreign or state income tax treatment has been included.

Nonqualified Stock Options. Options granted under the Equity Plan that do not qualify as incentive stock options (“ISOs”) will, in general, be subject to the following U.S. Federal income tax treatment:

•	The grant of a nonqualified option does not give rise to any income tax consequences to either the Company or the participant.

•	The exercise of a nonqualified option generally results in ordinary taxable income to the participant in the amount equal to the excess of the fair market value of the shares at the time of exercise over the exercise price. A deduction from taxable income is generally allowed to the Company in an amount equal to the amount of ordinary income recognized by the participant.

•	Upon a subsequent taxable disposition of shares, a participant recognizes a capital gain (or loss) equal to the difference between the amount received and the tax basis of the shares (usually the fair market value of the shares at the time of exercise). The capital gain (or loss) will be short-term or long-term depending on how long the participant has held the shares.

Incentive Stock Options. Options granted under the Equity Plan that constitute ISOs will, in general, be subject to the following U.S. Federal income tax treatment:

•	The grant of an ISO does not give rise to any income tax consequences to either the Company or the participant.

•	No deduction is allowed to the Company on a participant’s exercise of an ISO.

•	A participant’s exercise of an ISO does not result in ordinary income to the participant for regular tax purposes, but the excess of the fair market value of the shares at the time the ISO is exercised over the exercise price may be included in the participant’s computation of alternative minimum taxable income in the year of exercise.

•	In general, if shares acquired upon the exercise of an ISO are disposed of within two years of the date of the option grant, or within one year of the date of the option exercise, the participant recognizes ordinary taxable income at the time of the disposition to the extent that the fair market value of the shares at the time of exercise exceeds the exercise price, but not in an amount greater than the excess, if any, of the amount realized on the disposition over the exercise price. Capital gain (long-term or short-term depending upon the holding period) is recognized by the participant at the time of such a disposition to the extent that the amount of proceeds from the sale exceeds the fair market value at the time of the exercise of the ISO. Capital loss (long-term or short-term depending upon the holding period) is recognized by the participant at the time of such a disposition to the extent that the fair market value at the time of the exercise of the ISO exceeds the amount of proceeds from the sale. The Company generally is entitled to a deduction in the taxable year in which the disposition is made in an amount equal to the amount of ordinary income recognized by the participant.

•	If shares acquired upon the exercise of an ISO are disposed of after the latter of two years from the date of the option grant and one year from the date of the option exercise in a taxable transaction, the participant recognizes long-term capital gain or loss at the time of the disposition in an amount equal to the difference between the amount realized by the participant on the disposition and the participant’s basis in the shares (the exercise price). The Company will not be entitled to any income tax deduction with respect to the ISO.

Restricted Stock. Unless a participant makes an election to accelerate recognition of the income to the date of grant as described below, the participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock award is granted.

When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the Common shares as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding income tax deduction at that time, subject to any applicable limitations under Internal Revenue Code Section 162(m).

If the participant files an election under Internal Revenue Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and the Company will be allowed a corresponding Federal income tax deduction at that time, subject to any applicable limitations under Internal Revenue Code Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Internal Revenue Code Section 83(b) election.

Performance Shares. Any award of performance shares granted under the Equity Plan will, in general, be subject to the following Federal income tax treatment:

•	The grant of a performance share award does not give rise to any income tax consequences to either the Company or the participant.

•	Upon the issuance of the shares subject to the award, the participant recognizes ordinary income equal to the fair market value of any Common shares received. The Company is generally allowed a deduction in an amount equal to the income recognized by the participant.

Compliance with Section 162(m) of the Internal Revenue Code

The Company generally intends that any award granted under the Equity Plan to executives shall qualify as “performance-based” compensation under the provisions of Internal Revenue Code Section 162(m). Internal Revenue Code Section 162(m) generally disallows a tax deduction to public companies for compensation in excess of $1 million paid annually to the Company’s Chief Executive Officer or any of the four other most highly compensated officers who are in office at the end of the tax year. Compensation that qualifies as “performance-based” compensation, however, will be fully deductible by the Company. In order for compensation to qualify as performance-based compensation, the shareholders of the Company must approve the material terms of the performance goals provided under the Equity Plan, which include: (1) the group of employees eligible to participate in the Equity Plan; (2) the maximum amount of compensation that could be paid to any employee under the Equity Plan; and (3) a description of the business criteria on which the performance goals are based.

Accounting Treatment of Options

Under existing accounting rules, the Company incurs no compensation expense upon the grant of a stock option with an exercise price at least equal to the fair market value of Company Common shares on the date of grant. In December 2004, FASB issued Statement of Financial Accounting Standards (“SFAS”) No. 123 (Revised 2004), “Share-Based Payment” (“SFAS 123R”). This standard requires expensing of stock options and other share-based payments and supersedes SFAS No. 123, which had allowed companies to choose between expensing stock options or showing pro forma disclosure only. This standard became effective for the Company on April 1, 2006, and applies to all awards granted, modified, cancelled or repurchased after that date as well as the unvested portion of prior awards. The Company adopted the standard as of the effective date and believes it will not have a material effect on the Company’s consolidated financial statements.

New Plan Benefits

Upon shareholder approval of the Equity Plan, each Non-Employee Director who is a member of the Company’s Board of Directors immediately following the Meeting will be awarded 1,000 performance shares annually (immediately following the annual general meeting of shareholders each year) during his term as a director. The number of Common shares that a Non-Employee Director shall be entitled to receive pursuant to such 1,000 performance share award will depend upon the Company’s ability to meet fiscal year-to-fiscal year operating income growth targets, but will not exceed 1,000 Common shares.

In addition, upon shareholder approval of the Equity Plan, Peter L. Vosotas, the Company’s Chairman of the Board, Chief Executive Officer and President, will be awarded 10,000 performance shares and Ralph T. Finkenbrink, the Company’s Senior Vice President-Finance and Secretary of the Company, will be awarded 1,000 performance shares and 15,000 shares of restricted stock. The shares of restricted stock to be awarded to Mr. Finkenbrink will vest three years from the date of grant. The 1,000 performance shares to be awarded to Mr. Finkenbrink and one-half of the performance shares to be awarded to Mr. Vosotas will be subject to the same fiscal year-to-fiscal year operating income targets applicable to the performance shares to be awarded to the Non-Employee Director as set forth above. The number of Common shares that Mr. Vosotas shall be entitled to receive pursuant to the remaining one-half of his performance shares will depend upon the Company’s ability to meet fiscal year-to-fiscal year gross revenue growth targets, but will not exceed 5,000 Common shares.

The Company cannot currently determine the number or type of additional awards that may be granted to eligible participants under the Equity Plan in the future. Such determinations will be made from time to time by the Equity Plan Committee.

The following table shows information concerning the performance shares and/or shares of restricted stock that will be issued to the named executive officers and the Non-Employee Directors as a group immediately following the Meeting, subject to shareholder approval of the Equity Plan:

Name And Position	Number of Performance Shares to be Awarded	Number of Shares of Restricted Stock to be Awarded
Peter L. Vosotas, Chairman of the Board, Chief Executive Officer and President	10,000	—
Ralph T. Finkenbrink, Senior Vice President-Finance and Secretary	1,000	15,000
Executive Group	11,000	15,000
Non-Executive Director Group (3 persons)	3,000	—
Non-Executive Officer Employee Group	—	—

The closing price per Common share on the NASDAQ National Market on June 26, 2006 was $13.74. Information concerning the Company’s existing Employee Plan and Director Plan is set forth hereinafter under the captions “Board of Directors – Directors Compensation” and “Executive Officers and Compensation.”

Vote Required

Assuming a quorum is present, approval of the Equity Plan requires that a majority of the total votes cast with respect to Common shares present, or represented, and entitled to vote at the Meeting vote in favor of such proposal.

PROPOSAL 3: APPROVAL OF NEW FORM OF ARTICLES

The Board of Directors recommends the approval of the special resolution altering the Articles of the Company, and urges each shareholder to vote “FOR” such proposal. Executed and unmarked proxies in the accompanying form will be voted at the Meeting in favor of such proposal.

Overview

On March 29, 2004, the new British Columbia Business Corporations Act (“BCA”) was proclaimed, replacing the pre-existing British Columbia Company Act (the “Company Act”). Accordingly, the Company is now subject to the BCA and no longer governed by the Company Act. The BCA is an updated corporate statute, and is designed to provide greater flexibility and efficiency for British Columbia companies. For example, the new BCA does not impose any British Columbia or Canadian residency requirements on the members of the Board of Directors of the Company.

In accordance with the requirements of the BCA, the Company has filed a transition application with the Registrar of Companies for British Columbia, the principal element of which involved replacing the Company’s Memorandum with a new form designated a Notice of Articles. The Company filed its transition application as of July 12, 2004.

As a result of the Company having filed its transition application, it may adopt a new form of Articles to take advantage of the greater flexibility and efficiency inherent in the BCA, and to make its Articles consistent with the terminology and certain provisions of the BCA.

The Company is therefore proposing to replace its existing Articles in their entirety with a new set of Articles. The new set of Articles (the “New Articles”) will make the Company’s Articles consistent with the terminology and provisions of the BCA. Most of the changes in the New Articles are minor in nature, and will not affect shareholders or the day-to-day administration of the Company. However, there are at least two key changes:

1.	The Company will be able to hold general meetings of the shareholders outside the Province of British Columbia, without special permission each year from the Registrar of Companies.

2.	The Company will not be required to publish advance notice of general meetings of shareholders in any local newspapers.

One other material effect of the legislative provisions of the BCA is that generally it will no longer be necessary to obtain approval from the B.C. Supreme Court to indemnify a director or officer, provided that they have met the statutory test of acting honestly and in good faith with a with to the best interests of the Company. A court order will still be required if the action is being brought by the Company or an associated corporation (including a derivative action), and a director or officer may apply to the court for an order requiring the Company to indemnify them if the Company refuses.

Under the BCA, the Company must pay the directors’ or officers’ expenses if they are wholly successful, on the merits or otherwise, in the outcome of the action. In addition, the Company may pay the expenses of a director or officer before the outcome of the action. In such circumstances, the director or officer must provide a written undertaking to repay the expenses if they are found not to have acted honestly and in the good faith with a view to the best interests of the Company or, in the case of a non-civil proceeding, with the belief that their conduct was lawful, based on reasonable grounds.

The New Articles were approved by the Company’s Board of Directors on June 15, 2006. The Board of Directors has determined, after giving due consideration to the foregoing, that the adoption of the New Articles would be in the best interests of the Company and its shareholders. If the New Articles are approved by the Company’s shareholders, the Company will file with the Registrar of Companies for British Columbia (Canada) a Notice of Alteration, which will set forth the date of these changes. The New Articles will become effective as of the date specified in the Notice of Alteration.

The Company does not view the New Articles as part of an “anti-takeover” strategy. The New Articles are not being advanced as a result of any known effort by any party to accumulate shares of the Company’s voting Common shares or to obtain control of the Company.

A copy of the proposed New Articles of the Company is attached hereto as Appendix B. A copy of the proposed Notice of Alteration will be available for inspection at the Meeting and at the Company’s registered office, located at Suite 1750 — 1185 West Georgia Street, Vancouver, British Columbia, during regular business hours up to the day before the Meeting.

Special Resolution

At the Meeting, shareholders will be asked to approve a special resolution deleting the existing Articles of the Company in their entirety and replacing them with the New Articles. The text of the special resolution to be considered and, if thought fit, approved at the Meeting is as follows:

“BE IT RESOLVED AS A SPECIAL RESOLUTION THAT:

1.	The existing Articles of the Company be deleted in their entirety, and the form of Articles presented to the shareholders at the annual general and special meeting of the Company, a copy of which is attached as Appendix B hereto, be adopted as the Articles of the Company.

Any one director or officer of the Company be and is hereby authorized to do all things and execute all instruments necessary or desirable to give effect to this special resolution, including without limitation delivering a Notice of Alteration to the British Columbia Registrar of Companies.

Notwithstanding that this special resolution has been duly passed by the shareholders of the Company, the directors of the Company be and are hereby authorized and empowered to revoke this resolution at any time prior to the effective date hereof, and to determine not to proceed with the alteration of the Articles of the Company without further approval of the shareholders of the Company.”

Vote Required

Assuming a quorum is present, approval of the foregoing special resolution requires that a special majority of not less than three-quarters (3/4) of the total votes cast with respect to Common shares present, or represented, and entitled to vote at the Meeting vote in favor of such proposal. As set out in the text of the special resolution, notwithstanding its approval, the Company’s Board of Directors may determine not to proceed with the alteration of the Articles at any time prior to its effective date.

PROPOSAL 4: APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors and Audit Committee recommend the approval of the appointment of Dixon Hughes PLLC as Independent Auditors of the Company for the fiscal year ending March 31, 2007, and urge each shareholder to vote “FOR” such proposal. Executed and unmarked proxies in the accompanying form will be voted at the Meeting in favor of such proposal.

During the fiscal year ended March 31, 2006, the Company engaged Dixon Hughes PLLC to provide certain audit services, including the audit of the annual consolidated financial statements, quarterly reviews of the condensed consolidated financial statements included in the Company’s Forms 10-Q, services performed in connection with filing this Proxy Statement and the Annual Report on Form 10-K by the Company with the SEC, attendance at meetings with the Audit Committee and consultation on matters relating to accounting, tax and financial reporting. Dixon Hughes PLLC has acted as the independent registered public accounting firm for the Company since March 31, 2004.

The Board of Directors and Audit Committee propose the appointment of Dixon Hughes PLLC as Independent Auditors of the Company for the fiscal year ending March 31, 2007. No representative of Dixon Hughes PLLC will be present at the Company’s Annual General Meeting or available at the Meeting to answer any questions or make any statements with respect to the Company.

Vote Required

Assuming a quorum is present, approval of the appointment of Dixon Hughes PLLC as Independent Auditors of the Company for the fiscal year ending March 31, 2007 requires that a majority of the total votes cast with respect to Common shares present, or represented, and entitled to vote at the Meeting vote in favor of such proposal.

Fees for Audit and Non-Audit Related Matters

The fees charged by Dixon Hughes PLLC for professional services rendered to the Company in connection with all audit and non-audit related matters for each of the fiscal years ended March 31, 2006 and 2005, respectively, were as follows:

	Fiscal Year Ended March 31,
	2006	2005
Audit Fees (1)	$142,000	$89,000
Audit Related Fees (2)	$24,000	$20,000
Tax Fees (3)	$65,000	$34,000
All Other Fees	None	None

(1)	Audit fees consist of fees for the audit of the Company’s annual consolidated financial statements and review of the Company’s condensed consolidated financial statements included in the Company’s quarterly reports on Form 10-Q for 2006 and Form 10-QSB for 2005. Services for 2006 include fees for the preliminary review of documentation related to Section 404 of the Sarbanes-Oxley Act of 2002.

(2)	Audit related fees consist primarily of fees for the audit of the Company’s retirement plan and consultation regarding financial reporting matters and consultation regarding SEC filing requirements.

(3)	Tax fees consist of fees for tax compliance, tax advice and tax planning services.

The Audit Committee considered the provision of non-audit services in their consideration of Dixon Hughes PLLC’s independence.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the Company’s independent auditors in order to assure that the provision of such services does not impair the auditor’s independence. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Management is required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. During the fiscal year ended March 31, 2006, all services were pre-approved by the Audit Committee in accordance with this policy.

BOARD OF DIRECTORS

Directors Compensation

Prior to August 9, 2006, Directors who are not executive officers of the Company each receive an annual retainer of $5,000, plus $500 per Board of Directors meeting or committee meeting attended. Effective August 9, 2006, Non-Employee Directors each will receive an annual retainer of $10,000 ($15,000 for the Chair of the Audit Committee), plus $750 per Board of Directors meeting or committee meeting attended. Directors who are executive officers of the Company receive no additional compensation for service as a member of either the Board of Directors or any committee of the Board.

Directors who are not employees of the Company also are currently entitled to option grants under the Company’s Director Plan. Under the Director Plan, each Non-Employee Director is entitled to receive options to purchase 7,500 Common shares at the time of his or her election to the Board of Directors. Each Non-Employee Director also is entitled to receive options to purchase 7,500 Common shares on the day following his or her reelection to the Board at the Annual General Meeting of Shareholders of the Company. The exercise price of such options is equal to 110% of the Fair Market Value of the underlying Common shares on the date of grant of such options. The above options vest and become exercisable over a three-year period in equal annual installments. If shareholder approval of the Equity Plan is obtained at the Meeting, then the Director Plan will be terminated immediately and no new awards will be granted thereunder, although stock options granted under such plan and still outstanding will continue to be subject to all terms and conditions of such plan. Also effective upon shareholder approval of the Equity Plan, each Non-Employee Director will become entitled to receive 1,000 performance shares annually during his term as a director. For additional information regarding such performance shares, see “Proposal 2: Approval of Nicholas Financial, Inc. Equity Incentive Plan” above.

Committees of the Board of Directors and Meeting Attendance

The Company expects all members of the Board to attend the Meeting barring other significant commitments or special circumstances. All of the Company’s Board members attended the Company’s 2005 Annual General Meeting of Shareholders. During the Company’s fiscal year ended March 31, 2006, there were four meetings of the Board, and each incumbent Director attended at least 75% of the aggregate number of Board meetings and meetings of all committees of the Board on which he served.

The Board of Directors of the Company has the standing committees listed below.

Audit Committee. The Board of Directors has established an Audit Committee. From April 1, 2004 until June 30, 2005, the Audit Committee was comprised of two members, namely Messrs. Neal (Chair) and Bragin. Effective June 30, 2005, the size of the Audit Committee was expanded from two to three members, and Mr. Fink was added to the Audit Committee. The Audit Committee held four meetings during the fiscal year ended March 31, 2006. The Board has determined that Messrs. Neal, Bragin and Fink satisfy the independence requirements of current Securities and Exchange Commission rules and NASDAQ National Market listing standards. The Board also has determined that Mr. Fink qualifies as an audit committee financial expert as defined under these rules and listing standards.

The Audit Committee assists the Board of Directors with its responsibilities by (A) overseeing the Company’s accounting and financial reporting processes and the audits of the Company’s consolidated financial statements and (B) monitoring (i) the Company’s compliance with legal, risk management and regulatory requirements, (ii) the Company’s independent auditors’ qualifications and independence, (iii) the performance of the Company’s audit function and independent auditors, and (iv) the Company’s systems of internal control with respect to the integrity of financial records, adherence to its policies and compliance with legal requirements. The Audit Committee: has sole responsibility to retain and terminate the Company’s independent auditors, subject to shareholder ratification; has sole authority to pre-approve all audit and non-audit services performed by the Company’s independent auditors and the fees and terms of each engagement; appoints and oversees the Company’s internal auditor, and reviews the scope and results of each annual internal audit; and reviews the Company’s audited consolidated financial statements and related public disclosures, earnings, press releases and other financial information and earnings guidance provided to analysts or rating agencies. The Audit Committee is governed by a written charter, which sets forth the specific functions and responsibilities of the Audit Committee. A copy of the current Audit Committee charter was included as Appendix A to the Company’s Proxy Statement and Information Circular relating to the 2005 Annual General Meeting of Shareholders.

Compensation Committee. On June 30, 2005, the Board of Directors established a Compensation Committee, which is comprised of three directors, namely Messrs. Bragin, Fink and Neal (Chair). The compensation Committee held three meetings during the fiscal year ended March 31, 2006. The Board has determined that Messrs. Bragin, Fink and Neal satisfy the independence requirements of current NASDAQ National Market listing standards.

The principal responsibilities of the Compensation Committee are to evaluate the performance and approve the compensation of the Company’s Chief Executive Officer and executive officers; prepare an annual report on executive compensation for inclusion in future proxy statements of the Company; and oversee the Company’s compensation and benefit plans for key employees and non-employee directors.

The Compensation Committee reviews and approves corporate goals and objectives relevant to the Company’s Chief Executive Officer’s compensation, evaluates the Chief Executive Officer’s performance in light of these goals and objectives and establishes his compensation levels based on its evaluation. This Committee is also responsible for administration of the Company’s Employee Plan, Director Plan and, subject to and effective upon the approval of the Company’s shareholders, the Equity Plan. The specific functions and responsibilities of the Compensation Committee are set forth in its written charter.

Nominating/Corporate Governance Committee. On June 30, 2005, the Board of Directors established a Nominating/Corporate Governance Committee, which is comprised of two directors, namely Messrs. Bragin and Neal. The Nominating/Corporate Governance Committee held one meeting during the fiscal year ended March 31, 2006. The Board has determined that Messrs. Bragin and Neal satisfy the independence requirements of current NASDAQ National Market listing standards. The Nominating/Corporate Governance Committee is governed by a written charter, which will be reviewed on an annual basis. A copy of the current Nominating/Corporate Governance Committee charter was included as Appendix B to the Company’s Proxy Statement and Information Circular relating to the 2005 Annual General Meeting of Shareholders. The Nominating/Corporate Governance Committee charter is not currently available on the Company’s web site.

The principal functions of the Nominating/Corporate Governance Committee are to: identify, consider and recommend to the Board qualified director nominees for election at the Company’s annual meeting; review and make recommendations on matters involving the general operation of the Board and its committees and recommend to the Board nominees for each committee of the Board; and develop and recommend to the Board the adoption and appropriate revision of the Company’s corporate governance practices.

Nominations of Directors

The entire Board by majority vote selects the Director nominees to stand for election at the Company’s annual general meetings of shareholders and to fill vacancies occurring on the Board, based on the recommendations of the Nominating/Corporate Governance Committee. In selecting nominees to recommend to the Board to stand for election as Directors, the Nominating/Corporate Governance Committee will examine each Director nominee on a case-by-case basis regardless of who recommended the nominee and take into account all factors it considers appropriate. Directors shall be selected so that the Board is a diverse body. The Nominating/Corporate Governance Committee believes, however, that the following minimum qualifications must be met by a Director nominee to be recommended to stand for election as Director:

•	Each Director must display high personal and professional ethics, integrity and values.

•	Each Director must have the ability to exercise sound business judgment.

•	Each Director must be highly accomplished in his or her respective field, with broad experience at the executive or policy-making level in business, government, education, technology or public interest.

•	Each Director must have relevant expertise and experience, and be able to offer advice and guidance based on that expertise and experience.

•	Each Director must be able to represent all shareholders of the Company and be committed to enhancing long-term shareholder value.

•	Each Director must have sufficient time available to devote to activities of the Board and to enhance his or her knowledge of the Company’s business.

The Nominating/Corporate Governance Committee may use various sources for identifying and evaluating nominees for Directors, including referrals from the Company’s current Directors, management and shareholders. The Nominating/Corporate Governance Committee will review the resume and qualifications of each candidate identified through any of the sources referenced above, and determine whether the candidate would add value to the Board. With respect to candidates that are determined by the Nominating/Corporate Governance Committee to be potential nominees, one or more members of the Committee will contact such candidates to determine the candidate’s general availability and interest in serving. Once it is determined that a candidate is a good prospect, the candidate will be invited to meet with the full Committee, which will conduct a personal interview with the candidate. During the interview, the Committee will evaluate whether the candidate meets the guidelines and criteria adopted by the Board as well as exploring any special or unique qualifications, expertise and experience offered by the candidate and how such qualifications, expertise and/or experience may complement that of existing Board members. If the candidate is approved by the Committee as a result of the Committee’s determination that the candidate will be able to add value to the Board and the candidate expresses his or her interest in serving on the Board, the Committee will then review its conclusions with the Board and recommend that the candidate be selected by the Board to stand for election by the shareholders or fill a vacancy or newly created position on the Board.

Recommendations for Director nominees to be considered by the Nominating/Corporate Governance Committee, including recommendations from shareholders of the Company, should be sent in writing, together with appropriate biographical information concerning each proposed nominee, to the Nominating/Corporate Governance Committee of the Board of Directors, care of the Secretary of the Company, at the Company’s headquarters.

Communications with Board of Directors

Shareholders may communicate with the full Board or individual Directors by submitting such communications in writing to Nicholas Financial, Inc., Attention: Board of Directors (or the individual Director(s)), Building C #501B, 2454 McMullen Booth Road, Clearwater, Florida 33759. Such communications will be delivered directly to the appropriate Director(s).

Report of the Audit Committee

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the consolidated financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited consolidated financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the consolidated financial statements.

The Committee reviewed with the Company’s Independent Auditors, who are responsible for expressing an opinion on the conformity of those audited consolidated financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the Independent Auditors the Auditors’ independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and considered the compatibility of nonaudit services with the Auditors’ independence.

The Committee discussed with the Company’s Independent Auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Committee held two meetings during the fiscal year ended March 31, 2006.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited consolidated financial statements be included in the Annual Report for filing with the Commission. The Committee and the Board have also recommended, subject to shareholder approval, the appointment of the Company’s Independent Auditors for the fiscal year ending March 31, 2007.

The foregoing report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates such report by reference therein.

Alton R. Neal, Audit Committee Chair

Scott Fink, Audit Committee Member

Stephen Bragin, Audit Committee Member

June 15, 2006

EXECUTIVE OFFICERS AND COMPENSATION

(Form 51-102F6, National Instrument 51-102)

The Company has two (2) executive officers, Peter L. Vosotas, Chairman of the Board, Chief Executive Officer and President, and Ralph T. Finkenbrink, Senior Vice-President and Chief Financial Officer. For additional information regarding, Messrs. Vosotas and Finkenbrink, see “Proposal 1: Election of Directors” above. For the fiscal year ended March 31, 2006, total cash compensation of US $1,062,684 was paid to the Company’s executive officers. Except pursuant to the Employee Plan and the Equity Plan as described below and under the caption “Proposal 2: Approval of Nicholas Financial, Inc. Equity Incentive Plan” above, there are no plans in effect pursuant to which cash or non-cash compensation was paid or distributed to the executive officers during the most recently completed fiscal year or is proposed to be paid or distributed in a subsequent year.

The following table sets forth certain information concerning compensation paid to or earned by each of the Company’s executive officers for the fiscal years ended March 31, 2006, 2005 and 2004:

SUMMARY COMPENSATION TABLE

NAME & PRINCIPAL POSITION	FISCAL YEAR ENDED MARCH 31	ANNUAL COMPENSATION			LONG-TERM COMPENSATION	ALL OTHER COMPENSATION
		SALARY	BONUS	OTHER	SHARES UNDERLYING OPTIONS

PETER L. VOSOTAS Chairman of the Board, Chief Executive Officer and President	2006	$186,000	$643,659	Nil	Nil	$8,439
	2005	$186,000	$464,285	Nil	Nil	$8,439
	2004	$183,000	$304,060	Nil	Nil	$8,439

RALPH T. FINKENBRINK Senior Vice President and Chief Financial Officer	2006	$115,000	$118,025	Nil	Nil	$4,104
	2005	$113,125	$86,422	Nil	Nil	$4,104
	2004	$105,000	$61,083	Nil	Nil	$4,104

Note: All of the above compensation amounts are expressed in U.S. dollars.

Long Term Incentive Plan (LTIP) Awards

The Company did not have a LTIP, pursuant to which cash or non-cash compensation (other than stock options) intended to serve as an incentive for performance (whereby performance is measured by reference to financial performance or the price of the Company’s securities) was paid or distributed to the Company’s executive officers during the fiscal year ended March 31, 2006. For information regarding the Equity Plan being submitted for shareholder approval at the Meeting, see “Proposal 2: Approval of Nicholas Financial, Inc. Equity Incentive Plan” above.

Options and Stock Appreciation Rights (SARs)

The Company currently maintains the Employee Plan, under which stock options have been granted and may be granted to purchase up to an aggregate of 1,050,000 Common shares, and the Director Plan, under which stock options have been granted and may be granted to purchase up to an aggregate of 360,000 Common shares. As of March 31, 2006, stock options to purchase a total of up to 1,031,700 Common shares had been granted under the Employee Plan, leaving options for 18,300 Common shares available for issuance thereunder, and stock options to purchase a total of up to 110,000 Common shares had been granted under the Director Plan, leaving options for 250,000 Common shares available for issuance thereunder. As of March 31, 2006, no SARs had been granted to the Company’s executive officers by the Company. Upon shareholder approval of the Equity Plan (see “Proposal 2: Approval of Nicholas Financial, Inc. Equity Incentive Plan” above), each of the Employee Plan and the Director Plan will be terminated and no new awards will be granted thereunder, although stock options granted under such plans and still outstanding will continue to be subject to all terms and conditions of such plans.

The following table sets forth information with respect to grants of stock options during the fiscal year ended March 31, 2006 to the executive officers of the Company:

OPTION GRANTS DURING FISCAL 2006

NAME OF EXECUTIVE OFFICER	NUMBER OF SHARES UNDERLYING OPTIONS GRANTED	% OF TOTAL OPTIONS GRANTED TO EMPLOYEES IN FISCAL 2006	EXERCISE PRICE ($/SHARE)	MARKET VALUE OF SECURITIES UNDERLYING OPTIONS ON DATE OF GRANT ($/SHARE)	EXPIRATION DATE
Peter L. Vosotas	Nil	—	—	—	—
Ralph T. Finkenbrink	Nil	—	—	—	—

The following table sets forth information with respect to aggregate stock option exercises during the fiscal year ended March 31, 2006 by the executive officers of the Company and the fiscal year end value of unexercised options held by such executive officers.

AGGREGATED OPTION EXERCISES IN FISCAL 2006

AND FISCAL YEAR-END OPTION VALUES

NAME OF EXECUTIVE OFFICER	NUMBER OF SHARES ACQUIRED ON EXERCISE	AGGREGATE VALUE REALIZED (1)	NUMBER OF SHARES UNDERLYING UNEXERCISED OPTIONS AT FISCAL YEAR END EXERCISABLE/ UNEXERCISABLE	VALUE OF UNEXERCISED IN-THE- MONEY OPTIONS AT FISCAL YEAR END (2) EXERCISABLE/ UNEXERCISABLE
Peter L. Vosotas	Nil	Nil	225,000/0	$2,391,000/$0
Ralph T. Finkenbrink	37,500	$415,609	75,000/0	$781,254/$0

(1)	The aggregate value realized as shown above is calculated by the difference between the exercise price and the market price at the time of exercise, and does not necessarily mean the shares were sold.

(2)	Potential value of the exercisable/unexercisable in the money options calculated by multiplying the number of shares that may be acquired upon the exercise of options by the difference between (i) the closing sales price per share on March 31, 2006 ($11.91 per share, as adjusted) and (ii) the exercise price per share.

Note: Option shares in the above table have been adjusted for the three-for-two split effective June 17, 2005.

As previously described, the Company’s Board of Directors has adopted the Equity Plan, subject to and effective upon shareholder approval at the Meeting. For information regarding the Equity Plan, see “Proposal 2: Approval of Nicholas Financial, Inc. Equity Incentive Plan” above.

The following table sets forth certain information regarding the Company’s existing Employee Plan and Director Plan as of March 31, 2006:

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1) (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (1) (c)
Equity compensation plans approved by security holders	756,200	$2.78	268,300
Equity compensation plans not approved by security holders	None	Not Applicable	None
Total	756,200	$2.78	268,300

(1)	Consists of Common shares of the Company.

Employment Agreements

Effective March 16, 2001, the Company entered into an employment agreement with Peter L. Vosotas, Chairman of the Board, President and Chief Executive Officer. The agreement currently provides for a minimum base salary of $300,000 and annual performance bonuses as determined by the Company’s Board of Directors. The initial term of this agreement was for a period of one year, however, the agreement automatically renews for successive two-year terms unless the Company provides to Mr. Vosotas, at least sixty days prior to the expiration of any term, written notification that it intends not to renew this agreement. The current term of Mr. Vosotas’ employment agreement will expire on March 16, 2008, unless automatically renewed as described herein. Mr. Vosotas’s employment agreement provides that, if he is terminated by the Company without cause, he shall be entitled to severance equal to the sum of two times his annual base salary in effect at the time of such termination and his average annual bonus and other compensation for the two full calendar years immediately preceding such termination. Mr. Vosotas’s agreement further provides that, during the term of the agreement and for a period of two years thereafter, Mr. Vosotas will not, directly or indirectly, compete with the Company by engaging in certain proscribed activities.

Effective November 22, 1999, the Company entered into an employment agreement with Ralph T. Finkenbrink, Senior Vice-President of Finance. The agreement currently provides for a minimum base salary of $200,000 and annual performance bonuses as determined by the Company’s Board of Directors. The initial term of this agreement was for a period of one year, however, the agreement automatically renews for successive two-year terms unless the Company provides to Mr. Finkenbrink, at least sixty days prior to the expiration of any term, written notification that it intends not to renew this agreement. The current term of Mr. Finkenbrink’s employment agreement will expire on November 22, 2006, unless automatically renewed as described herein. Mr. Finkenbrink’s employment agreement provides that, if he is terminated by the Company without cause, he shall be entitled to severance equal to the sum of two times his annual base salary in effect at the time of such termination and his average annual bonus and other compensation for the two full calendar years immediately preceding such termination. Mr. Finkenbrink’s agreement further provides that, during the term of the agreement and for a period of two years thereafter, Mr. Finkenbrink will not, directly or indirectly; compete with the Company by engaging in certain proscribed activities.

In the event the Company terminated without cause, as of the day of this proxy statement, the employment of Peter L. Vosotas, the amount of severance would be equal to $1,140,346. In the event the Company terminated without cause, as of the day of this proxy statement, the employment of Ralph T. Finkenbrink, the amount of severance would be equal to $377,506.

REPORT OF THE COMPENSATION COMMITTEE ON

EXECUTIVE COMPENSATION

Overview

During the fiscal year ended March 31, 2006, the Compensation Committee of the Company’s Board of Directors was comprised of Messrs. Neal (Chair), Fink and Bragin. The Compensation Committee is responsible for evaluating the performance and approving the compensation of the Company’s executive officers, including the Chief Executive Officer, and overseeing the Company’s compensation and benefit plans for key employees.

The Compensation Committee reviews and approves corporate goals and objectives relevant to the Company’s Chief Executive Officer’s compensation, evaluates the Chief Executive Officer’s performance in light of these goals and objectives and establishes his compensation levels based on its evaluation. This Committee is also responsible for administration of the Company’s Employee Plan, Director Plan and, subject to and effective upon the approval of the Company’s shareholders, the Equity Plan.

It is a goal of the Compensation Committee to implement executive officer compensation programs that further the Company’s business objectives and that attract, retain and motivate the highest qualified executive officers. In fiscal 2006, the Board of Directors and Compensation Committee engaged an independent compensation consulting firm to perform a compensation analysis for the Company’s two executive officers and its Non-Employee Directors. This analysis consisted of (1) assessing the competitive position of the Company’s base salaries and annual bonus opportunities for its Chief Executive Officer and its Senior Vice-President-Finance and Chief Financial Officer and (2) advising the Board on Non-Employee Director compensation. This analysis was presented to the Board and Compensation Committee on March 7, 2006. Based in part upon this analysis, the Compensation Committee determined that changes in the Company’s executive compensation programs were required in order to meet the Company’s objectives. These changes are described below.

Components of Compensation of Named Executive Officers in Fiscal 2006

Compensation paid to the Company’s two Executive Officers in fiscal 2006 consisted of base salary and annual bonus. Neither of the Company’s executive officers received any option award under the Company’s Employee Plan during fiscal 2006.

Employment agreements have been entered into between the Company and each of its executive officers. Each of these employment agreements, which are described in greater detail elsewhere in this Proxy Statement and Information Circular, provides for a certain minimum annual base salary and bonus.

Base Salary

Base salaries for the Company’s two executive officers are based upon an evaluation of their responsibilities, an assessment of their performance and market comparisons from compensation surveys. Changes in base salary for executive officers depend upon projected changes in the external market as well as the individual’s contributions to the Company’s corporate performance.

The base salaries in fiscal 2006 for Mr. Vosotas, the Company’s Chief Executive Officer, and Mr. Finkenbrink, the Company’s Chief Financial Officer, were $186,000 and $115,000, respectively. No base salary increases were made during fiscal 2006 for Messrs. Vosotas and Finkenbrink. Effective April 1, 2006, the Compensation Committee authorized base salary increases of $114,000 (from $186,000 to $300,000) for Mr. Vosotas and $85,000 (from $115,000 to $200,000) for Mr. Finkenbrink. These changes were effected based upon, among other things, competitive market levels for their respective positions, levels of responsibility, their impact on the Company and its performance, and their knowledge and experience. The Compensation Committee believes that the new base salaries of the Company’s executive officers are generally competitive at the median salary ranges observed at comparable companies.

Annual Bonus

The Compensation Committee believes that executive officers should receive cash bonus incentives based upon the attainment of high levels of corporate performance during a fiscal year. For fiscal 2006, the Company had in effect an annual cash bonus program pursuant to which each of the Company’s executive officers, including the Chief Executive Officer, was entitled to receive an annual cash bonus, provided the Company’s operating income growth for such fiscal year exceeded a target percentage. Since such target percentage was exceeded, each executive officer’s bonus was determined based upon a percentage of the Company’s pre-tax operating income for fiscal 2006. For fiscal 2006, Mr. Vosotas and Mr. Finkenbrink received annual bonuses of $643,659 and $118,025, respectively, pursuant to such plan.

Effective April 1, 2006, the Compensation Committee implemented a new annual cash bonus plan for its executive officers. This bonus plan provides for an annual cash bonus payable to Mr. Vosotas of up to 150% of his base salary, based upon the satisfaction of specified performance goals related to revenue growth and operating income growth. The bonus plan provides for an annual cash bonus payable to Mr. Finkenbrink of up to 62.5% of his base salary, based upon the satisfaction of specified performance goals related to revenue growth and operating income growth.

New Equity Plan

On June 15, 2006, the Board of Directors adopted, subject to and effective upon shareholder approval at the Meeting, the Equity Plan. The purposes of the Equity Plan are: (1) to attract, retain and reward individuals who serve as key employees and Non-Employee Directors of the Board; and (2) to increase shareholder value by offering participants the opportunity to acquire Common shares or receive monetary payments based on the value of such Common shares. Subject to and effective upon shareholder approval of the Equity Plan, Mr. Vosotas will be awarded 10,000 performance shares and Mr. Finkenbrink will be awarded 1,000 performance shares and 15,000 shares of restricted stock. The shares of restricted stock awarded to Mr. Finkenbrink will vest three years from the date of grant. The 1,000 performance shares to be awarded to Mr. Finkenbrink and 5,000 of the performance shares to be awarded to Mr. Vosotas will be subject to the Company’s ability to meet fiscal year-to-fiscal year operating income targets. The remaining 5,000 performance shares to be awarded to Mr. Vosotas will be subject to the Company’s ability to meet fiscal year-to-fiscal year gross revenue growth targets. See “Proposal 2: Approval of Nicholas Financial, Inc. Equity Incentive Plan.”

Other Compensation Plans

Eligible employees, including the Company’s executive officers, are also able to participate in the Company’s 401(k) Plan. The 401(k) Plan permits participants to make 401(k) contributions on a pretax basis. All employees of the Company and its subsidiaries who are at least age 21 are eligible to participate in the 401(k) Plan on the first day of the month following the completion of three months of service. Participants can contribute up to 60% of their pretax compensation to the 401(k) Plan annually, subject to certain legal limitations. The 401(k) Plan also provides that the Company and its subsidiaries will make a matching contribution on behalf of each eligible participant equal to a maximum of $2,000.

Alton R. Neal, Compensation Committee Chair

Scott Fink, Compensation Committee Member

Stephen Bragin, Compensation Committee Member

June 15, 2006

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During the fiscal year ended March 31, 2006, the Compensation Committee was comprised of Messrs. Neal, Fink and Bragin, none of whom is, or ever has been, an employee or officer of the Company or any of its subsidiaries. During the fiscal year ended March 31, 2006, neither of the executive officers of the Company served on the board of directors or compensation committee (or other board committee performing equivalent functions) of any other entity, one of whose executive officers served on the Board of Directors and/or Compensation Committee of the Company.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers, directors and more than 10% shareholders to file reports of their beneficial ownership of the Company’s Common shares with the Commission and furnish copies of such reports to the Company. During the fiscal year ended March 31, 2006 the executive officers and directors of the Company filed with the Commission on a timely basis all required reports relating to transactions involving equity securities of the Company beneficially owned by them. The Company has relied on the written representation of its executive officers and directors and copies of the reports they have filed with the Commission in providing this information.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

No Director or executive officer of the Company, no proposed nominee for election as a Director of the Company, and no associate or affiliate of any of them, is or has been indebted to the Company or its subsidiaries at any time since the beginning of the Company’s last completed financial year.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Prior to March 31, 2006, the Company had outstanding promissory notes issued to Peter L. Vosotas, President, Chief Executive Officer, and Chairman of the Board of the Company. As of March 31, 2006 and 2005, the aggregate principal balance of such notes totaled approximately $0 and $682,000, respectively. These promissory notes were due upon thirty-day demand by Mr. Vosotas and provided for an interest rate equal to the average cost of funds for the Company, plus twenty-five basis points. These notes had been approved by the Audit Committee of the Board of Directors and the Company believed they were on terms no less favorable to the Company than could be obtained from an unaffiliated third party.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director or executive officer of the Company, no nominee for election as a director of the Company, no person who has been a director or executive officer of the Company since the commencement of the Company’s last completed fiscal year and no associate or affiliate of any of the foregoing has any material interest, direct or indirect, by way of beneficial ownership or securities or otherwise, in any matter to be acted upon at the Meeting.

PERFORMANCE GRAPH

Set forth below is a graph comparing the cumulative total return on the Company’s Common shares for the five-year period ended March 31, 2006, with that of an overall stock market (NASDAQ Composite) and the Company’s peer group index (SNL Autofinance Index). The stock performance graph assumes that the value of the investment in each of the Company’s Common shares, the NASDAQ Composite Index and the SNL Autofinance Index was $100 on April 1, 2001 and that all dividends were reinvested.

The graph displayed below is presented in accordance with Securities and Exchange Commission requirements. Shareholders are cautioned against drawing any conclusions from the data contained therein, as past results are not necessarily indicative of future performance. This graph in no way reflects the Company’s forecast of future financial performance.

	Period Ending
	03/31/01	03/31/02	03/31/03	03/31/04	03/31/05	03/31/06
Nicholas Financial, Inc.	$100.00	$177.73	$150.89	$366.53	$710.90	$705.57
NASDAQ Composite	100.00	100.28	72.88	108.37	108.64	127.14
SNL Autofinance Index	100.00	127.68	35.91	119.72	145.03	217.01

The stock price performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference the Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities and Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under said Acts.

SHAREHOLDER PROPOSALS

The deadline for submission of shareholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (“Rule 14a-8”), for inclusion in the Company’s proxy statement for its 2007 Annual General Meeting of Shareholders is March 5, 2007. After May 19, 2007, notice to the Company of a shareholder proposal submitted other than pursuant to Rule 14a-8 is considered untimely, and the persons named in proxies solicited by the Board of Directors of the Company for the 2007 Annual General Meeting may exercise discretionary voting power with respect to any such proposal.

OTHER MATTERS

MANAGEMENT KNOWS OF NO OTHER MATTERS TO COME BEFORE THE MEETING OTHER THAN THOSE REFERRED TO IN THE NOTICE OF MEETING. HOWEVER, SHOULD ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE SHARES REPRESENTED BY THE PROXY SOLICITED HEREBY WILL, ON A POLL, BE VOTED ON SUCH MATTERS IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PERSONS VOTING THE SHARES REPRESENTED BY THE PROXY.

APPROVAL AND CERTIFICATION

The contents of this Information Circular have been approved and this mailing has been authorized by the Directors of the Company.

Where information contained in this Information Circular rests specifically within the knowledge of a person other than the Company, and that person has provided the information to the Company, the Company has relied upon information furnished by such person.

The foregoing contains no untrue statement of material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

Dated this 30th day of June, 2006

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Peter L. Vosotas
Chairman of the Board, Chief Executive Officer and President

APPENDIX A

NICHOLAS FINANCIAL, INC.

EQUITY INCENTIVE PLAN

Section 1.	Purpose

The purpose of this Nicholas Financial, Inc. Equity Incentive Plan (“Plan”) is to promote the best interests of Nicholas Financial, Inc. (“Company”) and its shareholders by providing key employees and non-employee directors of the Company and its Affiliates (as defined below) with an opportunity to acquire a proprietary interest in the Company. It is intended that the Plan will promote continuity of management and increased incentive and personal interest in the welfare of the Company and its Affiliates by those key employees and directors who are primarily responsible for shaping and carrying out the long-range plans of the Company and securing its continued growth and financial success, all of which benefits the shareholders.

Section 2.	Definitions

As used in the Plan and in agreements issued under the Plan, the following terms shall have the respective meanings set forth below:

(a) “Administrator” shall mean the Committee with respect to Key Employees and the Board with respect to Non-Employee Directors.

(b) “Affiliate” shall mean any entity that, directly or through one or more intermediaries, is Controlled by, Controls, or is under common Control with, the Company.

(c) “Available Shares” shall mean that number of Shares with respect to which Awards may be granted under the Plan.

(d) “Award” shall mean any Option, Restricted Stock or Performance Share granted under the Plan.

(e) “Award Agreement” shall mean any written agreement, contract, or other instrument or document evidencing any Award.

(f) “Board” shall mean the board of directors of the Company.

(g) “Cause” shall mean, unless the Administrator provides a different definition in an Award Agreement, (i) the meaning set forth in the Participant’s employment agreement with the Company or an Affiliate as then in effect, or (ii) if the Participant does not have an employment agreement, either of the following: the Participant’s engagement in conduct which has caused or is reasonably likely to cause demonstrable and serious injury to the Company or an Affiliate; or the Participant’s conviction of a felony, as evidenced by a binding and final judgment, order or decree of a court of competent jurisdiction, which in the opinion of the Administrator, substantially impairs the Participant’s ability to perform his or her duties with the Company or any Affiliate.

(h) “Change of Control” shall mean any of the following events:

(i) The acquisition, without prior approval by the Board, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than twenty-five percent (25%) of either:

(A)	The then outstanding shares of common shares of the Company (the “Outstanding Company Common Stock”) or

(B)	The combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Company Voting Securities”); or

(ii) Individuals who, as of April 1, 2006, constituted the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director subsequent to April 1, 2006, whose election or nomination for election by the Company’s shareholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board, shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act); or

(iii) Consummation of a reorganization, merger or consolidation (a “Business Combination”), in each case, with respect to which all or substantially all of the individuals and entities who were the respective beneficial owners of the Outstanding Company Common Stock and Company Voting Securities immediately prior to such Business Combination do not, following such Business Combination, beneficially own as a group, directly or indirectly, 50% or more of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination; or

(iv) A complete liquidation or dissolution of the Company or sale or other disposition of all or substantially all of the assets of the Company other than to a corporation with respect to which, following such sale or disposition, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors is then owned beneficially, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Company Voting Securities immediately prior to such sale or disposition in substantially the same proportion as their ownership of the Outstanding Company Common Stock and Company Voting Securities, as the case may be, immediately prior to such sale or disposition.

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Notwithstanding the foregoing, the Administrator may modify the definition of a Change of Control in an Award Agreement to the extent necessary for such Award to comply with the provisions of Code Section 409A.

(i) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

(j) “Committee” shall mean the Compensation Committee of the Board or such other committee of the Board that the Board designates to administer the Plan with respect to Key Employees and composed of not less than two directors, each of whom is a “non-employee director for purposes of Section 16” within the meaning of Rule 16b-3 and each of whom is an “outside director” within the meaning of Code Section 162(m)(4)(C).

(k) “Control” shall mean: (i) for a corporation, ownership of more than 50% of the combined voting power of all classes of stock entitled to vote; and (ii) for a partnership or limited liability company, ownership of more than 50% of the profits or capital interest of such a business entity.

(l) “Disability” shall mean, unless the Administrator provides a different definition in an Award Agreement, “permanent and total disability” within the meaning of Code Section 22(e)(3).

(m) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(n) “Excluded Items” shall mean any items that the Administrator determines shall be excluded in fixing Performance Goals, such as any gains or losses from discontinued operations, any extraordinary gains or losses and the effects of accounting changes.

(o) “Fair Market Value” shall mean, per Share on a particular date: (i) if the Shares are listed for trading on a national or regional securities exchange, the closing price of a Share on such exchange, as reported in The Wall Street Journal, for the trading day immediately preceding the date in question; (ii) if the Shares are quoted on the National Association of Securities Dealers, Inc. Automated Quotations System (“NASDAQ”), the last reported sale price for the trading day immediately preceding the date in question, as reported by NASDAQ; (iii) if on any such date the Shares are neither listed for trading nor quoted by any such organization, the last sale price for the day on which a sale occurred immediately preceding the date in question as furnished by a professional market maker making a market in the Shares selected by the Board for the date in question; or (iv) if on any such date no market maker is making a market in the Shares, the price as determined in good faith by the Administrator.

(p) “Incentive Stock Option” shall mean an Option that is intended to meet the requirements of Code Section 422.

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(q) “Key Employee” shall mean any officer or other salaried key employee of the Company or of any Affiliate who is responsible for or contributes to the management, growth or profitability of the business of the Company or any Affiliate as determined by the Committee, except that only employees of the Company or a subsidiary corporation within the meaning of Code Section 424(f) may be granted Incentive Stock Options.

(r) “Non-Employee Director” shall mean a member of the Board who is not an employee of the Company or any Affiliate.

(s) “Non-Qualified Stock Option” shall mean an Option that is not intended to be an Incentive Stock Option.

(t) “Option” shall mean the right to purchase a Share at a specified price during a specified period of time.

(u) “Participant” shall mean a Key Employee or Non-Employee Director to whom an Award is granted.

(v) “Performance Goals” shall mean one or any combination of the following (in all cases after excluding the impact of applicable Excluded Items):

(i) Return on equity for the Performance Period for the Company on a consolidated basis.

(ii) Return on net assets for the Performance Period (A) for the Company on a consolidated basis, (B) for any one or more Affiliates or divisions of the Company and/or (C) for any other business unit or units of the Company as defined by the Administrator at the time of selection.

(iii) Earnings from operations for the Performance Period (A) for the Company on a consolidated basis, (B) for any one or more Affiliates or divisions of the Company and/or (C) for any other business unit or units of the Company as defined by the Administrator at the time of selection.

(iv) Pre-tax profits for the Performance Period (A) for the Company on a consolidated basis, (B) for any one or more Affiliates or divisions of the Company and/or (C) for any other business unit or units of the Company as defined by the Administrator at the time of selection.

(v) Net earnings for the Performance Period (A) for the Company on a consolidated basis, (B) for any one or more Affiliates or divisions of the Company and/or (C) for any other business unit or units of the Company as defined by the Administrator at the time of selection.

(vi) Net earnings per Share for the Performance Period for the Company on a consolidated basis.

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(vii) Net cash provided by operating activities for the Performance Period (A) for the Company on a consolidated basis, (B) for any one or more Affiliates or divisions of the Company and/or (C) for any other business unit or units of the Company as defined by the Administrator at the time of selection.

(viii) Market price per Share for the Performance Period.

(ix) Total shareholder return for the Performance Period for the Company on a consolidated basis.

(x) Number of branch openings for the Performance Period (A) for the Company on a consolidated basis, (B) for any one or more Affiliates or divisions of the Company and/or (C) for any other business unit or units of the Company as defined by the Administrator at the time of selection.

(xi) Minimum charge-off (i.e., bad debt write-offs) for the Performance Period (A) for the Company on a consolidated basis, (B) for any one or more Affiliates or divisions of the Company and/or (C) for any other business unit or units of the Company as defined by the Administrator at the time of selection.

(xii) Gross accounts receivable for the Performance Period (A) for the Company on a consolidated basis, (B) for any one or more Affiliates or divisions of the Company and/or (C) for any other business unit or units of the Company as defined by the Administrator at the time of selection.

(xiii) With respect to Awards not intended to qualify as performance-based compensation within the meaning of Code Section 162(m), such other goals as the Administrator may specify.

(w) “Performance Period” shall mean any period for which a Performance Goal or Goals have been established.

(x) “Performance Share” shall mean the right to receive a Share (which, in specified circumstances, may be a Share of Restricted Stock) upon satisfaction of certain Performance Goals and/or the occurrence of one or more events.

(y) “Person” shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or related political subdivision.

(z) “Released Securities” shall mean Shares of Restricted Stock with respect to which all applicable restrictions have expired, lapsed, or been waived.

(aa) “Restricted Securities” shall mean Awards of Restricted Stock or other Awards under which issued and outstanding Shares are held subject to certain restrictions.

(bb) “Restricted Stock” shall mean a Share that is subject to a restriction on transfer and/or a risk of forfeiture.

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(cc) “Retirement” shall mean, unless the Administrator provides otherwise, a Key Employee’s termination of employment or a Non-Employee’s resignation or failure to be re-elected to the Board, on or after age 65, or on or after age 55 with 10 years of service with the Company and its Affiliates.

(dd) “Rule 16b-3” shall mean Rule 16b-3 as promulgated by the SEC under the Exchange Act.

(ee) “SEC” shall mean the United States Securities and Exchange Commission or any successor agency.

(ff) “Share” shall mean a share of common stock of the Company, no par value, and such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(e).

Section 3.	Administration

(a) Administration. The Committee shall administer the Plan with respect to Key Employees and the Board shall administer the Plan with respect to Non-Employee Directors. If at any time the Committee shall not be in existence, the Committee’s functions shall be exercised by a committee consisting of those members of the Board who qualify as “non-employee directors for purposes of Section 16” under Rule 16b-3 and as “outside directors” under Code Section 162(m)(4)(C). If no such committee is in existence, the Board shall administer the Plan with respect to Key Employees and all references herein to the “Committee” shall be deemed to include the Board.

(b) Delegation of Authority. To the extent permitted by applicable law, the Administrator may delegate to one or more of the Company’s executive officers any of its authority and responsibility with respect to the Plan, other than with respect to Persons who are subject to Section 16 of the Exchange Act. To the extent that the Administrator has done so, all references to the Committee in this Plan shall include this officer(s).

(c) Authority. In addition to the authority otherwise specified in the Plan, and subject to the Plan’s terms, the Administrator is authorized to:

(i) determine the type(s) of Awards to be granted to each Participant;

(ii) determine the number of Shares to be covered by (or with respect to which payments, rights, or other matters are to be calculated in connection with) Awards;

(iii) determine the terms of any Award;

(iv) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards, or other property, and the method or methods by which Awards may be settled, exercised, cancelled, forfeited, or suspended;

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(v) determine whether, to what extent, and under what circumstances cash, Shares, other Awards, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Administrator;

(vi) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan (including any Award Agreement), including correcting any defect, supplying any omission, or reconciling any inconsistency in the Plan, any Award or Award Agreement in the manner and to the extent it shall deem desirable to carry the Plan or an Award into effect;

(vii) establish, amend, suspend, or waive rules and regulations and appoint such agents as it shall deem appropriate for proper Plan administration; and

(viii) make any other determination and take any other action that the Administrator deems necessary or desirable for Plan administration.

Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions made under or with respect to the Plan, any Award or any Award Agreement shall be within the sole discretion of the Administrator, may be made at any time, and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Key Employee, any Non-Employee Director, any other holder or beneficiary of any Award, any shareholder, and any employee of the Company or of any Affiliate.

Section 4.	Available Shares

(a) Number of Shares Available. The number of Shares with respect to which Awards may be granted under the Plan shall be 975,000. Notwithstanding the foregoing, no more than 300,000 Shares may be issued pursuant to Incentive Stock Options and no more than 300,000 Shares be issued pursuant to Awards of Restricted Stock. If, after the effective date of the Plan, any Shares covered by an Award granted under the Plan, or to which any Award relates, are forfeited or if an Award otherwise terminates, expires or is cancelled prior to the delivery of all of the Shares or of other consideration issuable or payable pursuant to such Award, then the number of Shares in question will once more be available for granting of additional Awards.

(b) Limitations on Awards to Individual Participants. During any one fiscal year of the Company, no Key Employee Participant shall be granted Options for more than 50,000 Shares, more than 25,000 Shares of Restricted Stock and/or an Award for more than 50,000 Performance Shares under the Plan. The Committee may adjust these limitations as provided below. In all cases, determinations under this Subsection shall be made in a manner that is consistent with the exemption for performance-based compensation provided by Code Section 162(m).

(c) Accounting for Awards. The number of Shares covered by an Award, or to which such Award relates, shall be counted on the date of grant of such Award against the number of Shares available for granting Awards.

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(d) Sources of Shares Deliverable Under Awards. Shares delivered pursuant to an Award shall consist of authorized and unissued Shares.

(e) Adjustments. If any dividend or other distribution (in the form of Shares, other securities, or other property) or any large nonrecurring cash dividend, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares, then the Administrator shall, in the manner it deems equitable in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or any Award, adjust any or all of:

(i) the number and type of Available Shares,

(ii) the Share limits specified in Sections 4(a) and 4(b),

(iii) the number and type of Shares subject to outstanding Awards,

(iv) the purchase or exercise price with respect to any Award, and

(v) to the extent such authority would not cause an Award subject to Code Section 162(m) to fail to comply, the Performance Goal(s) of an Award.

With respect to Awards of Incentive Stock Options no such adjustment is authorized to the extent that that authority would cause the Plan to violate Code Section 422(b). Any such adjustment to an Award that is exempt from Section 409A of the Code shall be made in manner that permits the Award to continue to be so exempt, and any adjustment to an Award that is subject to Section 409A of the Code shall be made in a manner that complies with the provisions thereof. The number of Shares subject to any Award payable or denominated in Shares shall always be a whole number and any fractional Shares shall be settled as provided in Section 9(k).

Section 5.	Eligibility

The Committee may designate any Key Employee and the Board may designate any Non-Employee Director as a Participant.

Section 6.	Awards

(a) Option Awards. The Administrator is authorized to grant Options to a Participant with the terms set forth below and with any additional terms not inconsistent with this Plan’s provisions as the Administrator shall determine.

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(i) Exercise Price. The exercise price per Share of an Option shall be determined by the Administrator; provided, however, that (A) the exercise price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of the Option and (B) to the extent permitted by and consistent with the requirements of Code Section 409A, the exercise price may vary during the term of the Option if the Administrator determines that there should be adjustments to the exercise price relating to achievement of Performance Goals and/or to changes in an index or indices that the Administrator determines is appropriate (but in no event may the exercise price per Share be less than the Fair Market Value of a Share as determined on the date of grant).

(ii) Option Term. The Administrator will fix the term of each Option. No Option term shall exceed a period of ten (10) years from the date of the Option grant. Unless the Administrator provides otherwise in an Award Agreement, each Option shall terminate thirty (30) days after a Participant’s termination of employment or service, unless the Participant is terminated for Cause, in which case the Option shall terminate immediately.

(iii) Exercisability and Method of Exercise. The Administrator will determine each Option’s manner and time of exercise. The Administrator also shall determine the method(s) by which, and the form(s) in which, payment of the exercise price with respect to any Option may be made or deemed to have been made, including cash, Shares, other securities, other Awards, or other property, or any combination, having a Fair Market Value on the exercise date equal to the relevant exercise price.

(iv) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Code Section 422.

(b) Restricted Stock Awards.

(i) Issuance. The Administrator is authorized to grant Restricted Stock to a Participant.

(ii) Restrictions. Shares of Restricted Stock shall be subject to those restrictions and/or risk of forfeiture as the Administrator may impose (including any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property), which restrictions and/or risk of forfeiture may lapse separately or in combination at such time(s) (including upon the achievement of Performance Goals), in such installments or otherwise, as the Administrator may deem appropriate. In addition, the Administrator shall determine whether dividends paid with respect to an Award of Restricted Stock will be immediately paid or held in escrow or otherwise deferred and whether those dividends shall be subject to the same terms as the Award to which they relate.

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(iii) Registration. Restricted Stock may be evidenced in any manner that the Administrator may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates. The Restricted Stock may be held in escrow pending lapse of all restrictions. If any stock certificate is issued in respect of Shares of Restricted Stock, the certificate shall be registered in the name of the Participant and shall bear an appropriate legend (as determined by the Administrator) referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

(iv) Payment of Restricted Stock. At the end of the applicable restriction period and/or upon lapse of the risk of forfeiture of the Restricted Stock, one or more stock certificates for the appropriate number of Shares, free of restrictions imposed under the Plan, shall be delivered to the Participant, or, if the Participant received stock certificates representing the Restricted Stock at the time of grant, the legends placed on such certificates shall be removed.

(v) Forfeiture. Except as otherwise determined by the Administrator in an Award Agreement or at any later time, upon termination of a Participant’s employment or service for any reason during the applicable restriction and/or forfeiture period, all Shares of Restricted Stock still subject to restriction shall be forfeited by the Participant. The Administrator may, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions and cause the risk of forfeiture to lapse with respect to Shares of Restricted Stock held by a Participant.

(c) Performance Shares.

(i) Issuance. The Administrator is authorized to grant an Award of Performance Shares to a Participant.

(ii) Performance Goals and Other Terms. The Administrator shall determine the Performance Period, the Performance Goal or Goals (and the related performance level(s)) to be achieved during any Performance Period, any proportion of payments to be made for performance between the minimum and full performance levels for any Performance Goal and, if applicable, the relative percentage weighting given to each of the selected Performance Goals, the restrictions applicable to Shares of Restricted Stock received upon payment of Performance Shares if Performance Shares are paid in such manner, and any other terms and rights relating to a grant of Performance Shares. Notwithstanding the foregoing, the Administrator may provide that one or more Performance Shares shall be deliverable in the event of the Participant’s death, Disability, Retirement or other circumstance prior to the end of the Performance Period.

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(iii) Rights and Benefits During the Performance Period. The Administrator may provide that, during a Performance Period, a Participant shall be paid cash, with respect to each Performance Share held by such Participant, in the same manner, at the same time, and in the same amount paid, as a cash dividend on a Share, or that such dividends shall be deferred and paid when the related Performance Shares are issued.

(iv) Payment of Performance Shares. As soon as is reasonably practicable following the end of the applicable Performance Period, and subject to the Committee certifying in writing as to the satisfaction of the requisite Performance Goal(s) if such a certification is required in order to qualify the Award for the performance-based compensation exemption provided by Code Section 162(m), one or more certificates representing the number of Shares equal to the number of Performance Shares payable shall be registered in the name of and delivered to the Participant. Any Shares of Restricted Stock that are payable in connection with Performance Shares shall, pending the expiration, lapse, or waiver of the applicable restrictions, be evidenced in the manner as set forth in the subsection discussing Restricted Stock.

(d) General.

(i) No Consideration for Awards. Awards shall be granted for no cash consideration unless otherwise determined by the Administrator.

(ii) Award Agreements. An Award Agreement in the form (consistent with the terms of the Plan) that the Administrator approves shall evidence each Award.

(iii) Awards May Be Granted Separately or Together. Awards may be granted either alone or in addition to, in tandem with, or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards, or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate, may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iv) Forms of Payment Under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise, or payment of an Award may be made in the form(s) that the Administrator shall determine, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Administrator. These rules and procedures may include provisions for the payment or crediting of interest on installment or deferred payments. Any deferral of cash payable or Shares deliverable under an Award shall comply with the requirements of Code Section 409A, and the terms of such provision are incorporated herein by reference to the extent required.

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(v) Limits on Transfer of Awards. No Award (other than Released Securities), and no right under any such Award, shall be assignable, alienable, saleable, or transferable by a Participant otherwise than by will or by the laws of descent and distribution (or, in the case of an Award of Restricted Securities, to the Company). Subject to applicable law, a Participant may be entitled, at the discretion of and in the manner established by the Administrator, to designate a beneficiary or beneficiaries to exercise his or her rights, and to receive any property distributable, with respect to any Award upon the death of the Participant, as the case may be. Each Award, and each right under any Award, shall be exercisable, during the lifetime of the Participant, only by the Award recipient or, if permissible under applicable law, by his or her guardian or legal representative. No Award (other than Released Securities), and no right under any such Award, may be pledged, alienated, attached, or otherwise encumbered, and any purported pledge, alienation, attachment, or encumbrance of an Award shall be void and unenforceable against the Company or any Affiliate. Notwithstanding the foregoing, the Administrator may permit a Participant to transfer an Award, other than an Incentive Stock Option, without consideration to the Participant’s spouse, children or grandchildren (or to one or more trusts for the benefit of any such family members or to one or more partnerships in which any such family members are the only partners).

(vi) Term of Awards. Subject to the limits contained in the Plan, the term of each Award shall be for that period as may be determined by the Administrator.

(vii) Share Certificates; Representation. In addition to the restrictions imposed pursuant to Section 6(b), Section 6(c) and Section 6(d), all certificates for Shares delivered pursuant to any Award shall be subject to those stop transfer orders and other restrictions as the Administrator may deem advisable or those rules, regulations, and other requirements of the SEC, any stock exchange or other market upon which the Shares are then listed or traded, and any applicable federal or state securities laws. The Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to these restrictions. The Administrator may require each Participant (or other Person who acquires Shares by means of an Award originally made to a Participant) to represent to the Company in writing that he or she is acquiring the Shares without a view to their distribution.

(viii) Repricing Prohibited. Notwithstanding anything in this Plan to the contrary, and except for the adjustments provided in Section 4, unless approved by the Company’s shareholders, neither the Administrator nor any other person may decrease the exercise price for any outstanding after the date of grant nor cancel or allow a Participant to surrender an outstanding Option to the Company as consideration for the grant of a new Option with a lower exercise price or the grant of another type of Award the effect of which is to reduce the exercise price of any outstanding Option.

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Section 7.	Amendment and Termination

(a) Amendments to and Termination of the Plan. The Board may at any time amend, alter, suspend, discontinue, or terminate the Plan. The shareholders must approve any amendment of the Plan in order for it to be effective if: (i) the amendment (A) increases the number of Shares with respect to which Awards may be granted under the Plan (other than increases related to adjustments made as provided in Section 4), (B) expands the class of persons eligible to participate under the Plan, (C) otherwise increases in any material respect the benefits payable under the Plan, or (D) changes the provisions prohibiting repricing in Section 6(e)(viii); or (ii) if approval is otherwise required by: (A) the Code, (B) the listing requirements of the Nasdaq Stock Market or any principal securities exchange or market on which the Shares are then traded (in order to maintain the listing of the Shares on that exchange), or (C) any other applicable law or regulation. Termination of the Plan shall not affect the rights of Participants with respect to Awards previously granted to them, and all unexpired Awards shall continue in force and effect after termination of the Plan except as they may lapse or be terminated by their own terms.

(b) Amendments to Award Agreements. Subject to the limitations of the Plan, the Committee may modify or amend any Award or Award Agreement at any time, provided that the holder of the Award must consent if any such modification or amendment would adversely affect the rights of such individual under the Award, except that the Committee need not obtain Participant (or other interested party) consent for any modification or cancellation of an Award pursuant to the provisions of Section 4 or 8, or to the extent deemed necessary for the Company, the Plan, any Award or Award Agreement to comply with any applicable law or the listing requirements of any principal securities exchange or market on which the Shares are then traded, or to preserve favorable accounting treatment of any Award for the Company. Notwithstanding the foregoing, any such amendment shall be made in a manner that will enable an Award intended to be exempt from Section 409A of the Code to continue to be so exempt, or to enable an Award intended to comply with Section 409A of the Code to continue to so comply.

Section 8.	Change of Control

Unless the Administrator provides otherwise in an Award Agreement, the following provisions shall govern Awards upon the occurrence of a Change of Control.

(a) Assumption or Replacement. In connection with a Change of Control, an Award may be assumed, or a substitute Award that preserves the economic value of the Award and that contains similar terms and conditions as the Award prior to the Change of Control may be issued, in each case without the consent of the Participant. However, in either case, if the Participant’s employment or service as a Board member is terminated by the Company (or the successor employer in the Change of Control transaction) without Cause within one year after the date of the Change of Control, then the Award shall fully vest as of the date of such termination of employment or service.

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(b) Affect if Awards Not Assumed or Replaced. If, in connection with a Change of Control, an Award is not to be assumed or a substitute award is not to be granted in accordance with subsection (a), then:

(i) Subject to paragraph (ii), at least fifteen (15) days prior to the date of the Change of Control, each Option that is outstanding at such time and that is held by a Participant who is employed by the Company or an Affiliate or serving as a Non-Employee Director of the Company shall become immediately and fully exercisable; and the Administrator shall notify each Person holding an Option of their right to exercise such Award up to the date immediately preceding the Change of Control; and upon the date of the Change of Control, all Options shall automatically terminate without consent of the Person;

(ii) If it is not feasible for advance notice of a Change of Control to be given under paragraph (i), as determined by the Administrator in its sole discretion, or if the advance notice is not provided at least fifteen (15) days prior to the date of the Change of Control, then:

(A)	each Option that is outstanding immediately prior to the date of the Change of Control and that is held by a Participant who is then employed by the Company or an Affiliate or serving as a Non-Employee Director of the Company shall become immediately and fully vested on the date of the Change of Control; and

(B)	if so determined by the Administrator prior to the date of the Change of Control, each Option that is outstanding as of the date of the Change of Control (including each Option that becomes fully vested under paragraph (A)) shall be terminated as of such date without the consent of the Person holding such Award in exchange for a cash payment by the Company to the Person in an amount equal to the value of the vested portion of the Option that has not been exercised as of the date of the Change of Control (such value to be determined based on the Black-Scholes methodology or such similar method of valuing options as shall be selected by the Administrator);

(iii) Each grant of Restricted Stock shall become vested immediately prior to the date of the Change of Control;

(iv) Each grant of Performance Shares shall be deemed earned immediately prior to the date of the Change of Control in an amount equal to product of (A) the number of Shares that would be earned assuming the target Performance Goal(s) had been met as of the date of such Change of Control, and (B) a fraction, the numerator of which is the number of days that have elapsed in the Performance Period through the date of the Change of Control and the denominator of which is the number of days in the full Performance Period.

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Section 9.	General Provisions

(a) No Rights to Awards. No Key Employee, Non-Employee Director, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Key Employees, Non-Employee Directors, Participants, or holders or beneficiaries of Awards under the Plan. The terms of Awards need not be the same with respect to each Participant.

(b) No Guarantee of Tax Treatment. Notwithstanding any provisions of the Plan, neither the Company nor Administrator guarantees to any Participant or any other Person with an interest in an Award that any Award intended to be exempt from Code Section 409A shall be so exempt, nor that any Award intended to comply with Code Section 409A or Code Section 422 shall so comply, nor will the Company or any Affiliate indemnify, defend or hold harmless any individual with respect to the tax consequences of any such failure.

(c) Withholding. No later than the date as of which an amount first becomes includable in the gross income of a Participant for federal income tax purposes with respect to any Award under the Plan, the Participant shall pay to the Company or any Affiliate, or make arrangements satisfactory to the Company or an Affiliate regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Administrator, the minimum tax withholding obligations arising with respect to Awards to Participants under the Plan may be settled with Shares (other than Restricted Securities), including Shares that are part of, or are received upon exercise of, the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such a payment or arrangement, and the Company and any Affiliate, to the extent permitted by law, shall have the right to deduct any such taxes from any payment otherwise due to the Participant. The Administrator may establish such procedures as it deems appropriate for the settling of withholding obligations with Shares, including, without limitation, the establishment of such procedures as may be necessary to satisfy the requirements of Rule 16b-3.

(d) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and these arrangements may be either generally applicable or applicable only in specific cases.

(e) Rights and Status of Recipients of Awards. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ or service of the Company or any Affiliate. Further, the Company or any Affiliate may at any time dismiss a Participant from employment or service, free from any liability, or any claim under the Plan, unless otherwise expressly provided in an Award Agreement. Except for rights accorded under the Plan and under any applicable Award Agreement, Participants shall have no rights as holders of Shares as a result of the granting of Awards. Unless the Administrator determines otherwise, for purposes of the Plan and all Awards, the following rules shall apply:

(i) a Participant who transfers employment between the Company and any Affiliate, or between Affiliates, will not be considered to have terminated employment;

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(ii) a Participant who ceases to be employed by the Company or an Affiliate of the Company and immediately thereafter becomes a member of the Board, a non-employee director of any Affiliate, or a consultant to the Company or any Affiliate shall not be considered to have terminated employment until the Participant’s service as a director of, or consultant to, the Company or its Affiliates has ceased;

(iii) a Participant who ceases to be a member of the Board and immediately thereafter becomes an employee of the Company or an Affiliate, a non-employee director of any Affiliate, or a consultant to the Company or any Affiliate shall not be considered to have terminated services as a Board member until the Participant’s employment with, service as a director of, or consultant to, the Company or its Affiliates has ceased; and

(iv) a Participant employed by an Affiliate of the Company will be considered to have terminated employment when the entity ceases to be an Affiliate of the Company.

(f) Unfunded Status of the Plan. Unless otherwise determined by the Administrator, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company and any Participant or other Person. To the extent any Person holds any right by virtue of a grant under the Plan, that right (unless the Administrator otherwise determines) shall be no greater than the right of an unsecured general creditor of the Company.

(g) Requirements of Law and Securities Exchange. The granting of Awards and the issuance of Shares in connection with an Award are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or securities exchanges as may be required. Notwithstanding any other provision of this Plan or any Award Agreement, the Company has no liability to deliver any Shares under this Plan or make any payment unless such delivery or payment would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity, and unless and until the Participant has taken all actions required by the Company in connection therewith. The Company may impose such restrictions on any Shares issued under the Plan as the Company determines necessary or desirable to comply with all applicable laws, rules and regulations or the requirements of any securities exchanges.

(h) Code Section 409A. The provisions of Section 409A of the Code are incorporated herein by reference to the extent necessary for any Award that is subject to Section 409A of the Code to comply therewith.

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(i) Governing Law. Florida law (without reference to conflict of law principles) and applicable federal law govern this Plan, any Award and any Award Agreement. Any legal action or proceeding relating in any way to this Plan (including any Award or Award Agreement) shall be heard in the Circuit Court of the Sixth Judicial Circuit in and for Pinellas County, Florida or the U.S. District Court for the Middle District of Florida, Tampa Division, and all parties to such action or proceeding consent to personal jurisdiction in each trial court in the selected venue having subject matter jurisdiction notwithstanding their residence or situs. Any such action may be heard only in a “bench” trial, and any party to such an action waives its right to assert a jury trial. Any legal action or proceeding relating in any way to this Plan must be brought within 365 days after the day the complaining party first knew or should have known of the events giving rise to the complaint.

(j) Severability. If any provision of the Plan or any Award Agreement or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan, any Award Agreement or any Award under any law deemed applicable by the Administrator, that provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the Administrator’s determination, materially altering the intent of the Plan, any Award Agreement or the Award, the provision shall be stricken as to the jurisdiction, Person, or Award in question, and the remainder of the Plan, the Award Agreement and the Award shall remain fully effective.

(k) No Fractional Shares. No fractional Shares or other securities shall be issued or delivered pursuant to the Plan, any Award Agreement or any Award, and the Administrator shall determine (except as otherwise provided in the Plan) whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or other securities, or whether such fractional Shares or other securities or any related rights shall be canceled, terminated, or otherwise eliminated.

(l) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. These headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any of its provisions.

Section 10.	Effective Date of the Plan; Term

The Plan shall be effective on the date of approval of the Plan by a vote of the Company’s shareholders. Unless terminated earlier by the Board under Section 7(a), the Plan shall automatically terminate on the date that there are no more Available Shares. Notwithstanding the foregoing, no Incentive Stock Options may be granted after the tenth anniversary of the Plan’s effective date. Termination of the Plan shall not affect the rights of Participants with respect to Awards previously granted to them, and all unexpired Awards shall continue in force and effect after termination of the Plan except as they may lapse or be terminated by their own terms.

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Section 11.	Interpretations

All references in this Plan to a statute or regulation shall include any then-current amendments of the statute or regulation, any successor statute or regulation and, in the case of a statute, any rules and regulations promulgated in connection with that statute. References to Sections mean sections in this Plan.

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APPENDIX B

Incorporation number: BC0312561

NICHOLAS FINANCIAL, INC.

(the “Company”)

ARTICLES

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1.	INTERPRETATION

1.1	Definitions

In these Articles, unless the context otherwise requires:

(1)	“board of directors”, “directors” and “board” mean the directors or sole director of the Company for the time being;

(2)	“Business Corporations Act” means the Business Corporations Act (British Columbia) from time to time in force and all amendments thereto and includes all regulations and amendments thereto made pursuant to that Act;

(3)	“legal personal representative” means the personal or other legal representative of the shareholder;

(4)	“registered address” of a shareholder means the shareholder’s address as recorded in the central securities register;

(5)	“seal” means the seal of the Company, if any.

1.2	Business Corporations Act and Interpretation Act Definitions Applicable

The definitions in the Business Corporations Act and the definitions and rules of construction in the Interpretation Act, with the necessary changes, so far as applicable, and unless the context requires otherwise, apply to these Articles as if they were an enactment. If there is a conflict between a definition in the Business Corporations Act and a definition or rule in the Interpretation Act relating to a term used in these Articles, the definition in the Business Corporations Act will prevail in relation to the use of the term in these Articles. If there is a conflict between these Articles and the Business Corporations Act, the Business Corporations Act will prevail.

2.	SHARES AND SHARE CERTIFICATES

2.1	Authorized Share Structure

The authorized share structure of the Company consists of shares of the class or classes and series, if any, described in the Notice of Articles of the Company.

2.2	Form of Share Certificate

Each share certificate issued by the Company must comply with, and be signed as required by, the Business Corporations Act.

2.3	Shareholder Entitled to Certificate or Acknowledgment

Each shareholder is entitled, without charge, to (a) one share certificate representing the shares of each class or series of shares registered in the shareholder’s name or (b) a non-transferable written acknowledgment of the shareholder’s right to obtain such a share certificate, provided that in respect of a share held jointly by several persons, the Company is not bound to issue more than one share certificate and delivery of a share certificate for a share to one of several joint shareholders or to one of the shareholders’ duly authorized agents will be sufficient delivery to all.

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2.4	Delivery by Mail

Any share certificate or non-transferable written acknowledgment of a shareholder’s right to obtain a share certificate may be sent to the shareholder by mail at the shareholder’s registered address and neither the Company nor any director, officer or agent of the Company is liable for any loss to the shareholder because the share certificate or acknowledgement is lost in the mail or stolen.

2.5	Replacement of Worn Out or Defaced Certificate or Acknowledgement

If the directors are satisfied that a share certificate or a non-transferable written acknowledgment of the shareholder’s right to obtain a share certificate is worn out or defaced, they must, on production to them of the share certificate or acknowledgment, as the case may be, and on such other terms, if any, as they think fit:

(1)	order the share certificate or acknowledgment, as the case may be, to be cancelled; and

(2)	issue a replacement share certificate or acknowledgment, as the case may be.

2.6	Replacement of Lost, Stolen or Destroyed Certificate or Acknowledgment

If a share certificate or a non-transferable written acknowledgment of a shareholder’s right to obtain a share certificate is lost, stolen or destroyed, a replacement share certificate or acknowledgment, as the case may be, must be issued to the person entitled to that share certificate or acknowledgment, as the case may be, if the directors receive:

(1)	proof satisfactory to them that the share certificate or acknowledgment is lost, stolen or destroyed; and

(2)	any indemnity the directors consider adequate.

2.7	Splitting Share Certificates

If a shareholder surrenders a share certificate to the Company with a written request that the Company issue in the shareholder’s name two or more share certificates, each representing a specified number of shares and in the aggregate representing the same number of shares as the share certificate so surrendered, the Company must cancel the surrendered share certificate and issue replacement share certificates in accordance with that request.

2.8	Certificate Fee

There must be paid to the Company, in relation to the issue of any share certificate under Articles 2.5, 2.6 or 2.7, the amount, if any and which must not exceed the amount prescribed under the Business Corporations Act, determined by the directors.

2.9	Recognition of Trusts

Except as required by law or statute or these Articles, no person will be recognized by the Company as holding any share upon any trust, and the Company is not bound by or compelled in any way to recognize (even when having notice thereof) any equitable, contingent, future or partial interest in any share or fraction of a share or (except as by law or statute or these Articles provided or as ordered by a court of competent jurisdiction) any other rights in respect of any share except an absolute right to the entirety thereof in the shareholder.

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3.	ISSUE OF SHARES

3.1	Directors Authorized

Subject to the Business Corporations Act and the rights of the holders of issued shares of the Company, the Company may issue, allot, sell or otherwise dispose of the unissued shares, and issued shares held by the Company, at the times, to the persons, including directors, in the manner, on the terms and conditions and for the issue prices (including any premium at which shares with par value may be issued) that the directors may determine. The issue price for a share with par value must be equal to or greater than the par value of the share.

3.2	Commissions and Discounts

The Company may at any time pay a reasonable commission or allow a reasonable discount to any person in consideration of that person purchasing or agreeing to purchase shares of the Company from the Company or any other person or procuring or agreeing to procure purchasers for shares of the Company.

3.3	Brokerage

The Company may pay such brokerage fee or other consideration as may be lawful for or in connection with the sale or placement of its securities.

3.4	Conditions of Issue

Except as provided for by the Business Corporations Act, no share may be issued until it is fully paid. A share is fully paid when:

(1)	consideration is provided to the Company for the issue of the share by one or more of the following:

(a)	past services performed for the Company;

(b)	property;

(c)	money; and

(2)	the value of the consideration received by the Company equals or exceeds the issue price set for the share under Article 3.1.

3.5	Share Purchase Warrants and Rights

Subject to the Business Corporations Act, the Company may issue share purchase warrants, options and rights upon such terms and conditions as the directors determine, which share purchase warrants, options and rights may be issued alone or in conjunction with debentures, debenture stock, bonds, shares or any other securities issued or created by the Company from time to time.

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4.	SHARE REGISTERS

4.1	Central Securities Register

As required by and subject to the Business Corporations Act, the Company must maintain in British Columbia a central securities register. The directors may, subject to the Business Corporations Act, appoint an agent to maintain the central securities register. The directors may also appoint one or more agents, including the agent which keeps the central securities register, as transfer agent for its shares or any class or series of its shares, as the case may be, and the same or another agent as registrar for its shares or such class or series of its shares, as the case may be. The directors may terminate such appointment of any agent at any time and may appoint another agent in its place.

4.2	Closing Register

The Company must not at any time close its central securities register.

5.	SHARE TRANSFERS

5.1	Registering Transfers

A transfer of a share of the Company must not be registered unless:

(1)	a duly signed instrument of transfer in respect of the share has been received by the Company;

(2)	if a share certificate has been issued by the Company in respect of the share to be transferred, that share certificate has been surrendered to the Company; and

(3)	if a non-transferable written acknowledgment of the shareholder’s right to obtain a share certificate has been issued by the Company in respect of the share to be transferred, that acknowledgment has been surrendered to the Company.

5.2	Form of Instrument of Transfer

The instrument of transfer in respect of any share of the Company must be either in the form, if any, on the back of the Company’s share certificates or in any other form that may be approved by the directors from time to time.

5.3	Transferor Remains Shareholder

Except to the extent that the Business Corporations Act otherwise provides, the transferor of shares is deemed to remain the holder of the shares until the name of the transferee is entered in a securities register of the Company in respect of the transfer.

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5.4	Signing of Instrument of Transfer

If a shareholder, or his or her duly authorized attorney, signs an instrument of transfer in respect of shares registered in the name of the shareholder, the signed instrument of transfer constitutes a complete and sufficient authority to the Company and its directors, officers and agents to register the number of shares specified in the instrument of transfer or specified in any other manner, or, if no number is specified, all the shares represented by the share certificates or set out in the written acknowledgments deposited with the instrument of transfer:

(1)	in the name of the person named as transferee in that instrument of transfer; or

(2)	if no person is named as transferee in that instrument of transfer, in the name of the person on whose behalf the instrument is deposited for the purpose of having the transfer registered.

5.5	Enquiry as to Title Not Required

Neither the Company nor any director, officer or agent of the Company is bound to inquire into the title of the person named in the instrument of transfer as transferee or, if no person is named as transferee in the instrument of transfer, of the person on whose behalf the instrument is deposited for the purpose of having the transfer registered or is liable for any claim related to registering the transfer by the shareholder or by any intermediate owner or holder of the shares, of any interest in the shares, of any share certificate representing such shares or of any written acknowledgment of a right to obtain a share certificate for such shares.

5.6	Transfer Fee

There must be paid to the Company, in relation to the registration of any transfer, the amount, if any, determined by the directors.

6.	TRANSMISSION OF SHARES

6.1	Legal Personal Representative Recognized on Death

In case of the death of a shareholder, the legal personal representative, or if the shareholder was a joint holder, the surviving joint holder, will be the only person recognized by the Company as having any title to the shareholder’s interest in the shares. Before recognizing a person as a legal personal representative, the directors may require proof of appointment by a court of competent jurisdiction, a grant of letters probate, letters of administration or such other evidence or documents as the directors consider appropriate.

6.2	Rights of Legal Personal Representative

The legal personal representative has the same rights, privileges and obligations that attach to the shares held by the shareholder, including the right to transfer the shares in accordance with these Articles, provided the documents required by the Business Corporations Act and the directors have been deposited with the Company.

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7.	PURCHASE OF SHARES

7.1	Company Authorized to Purchase Shares

Subject to Article 7.2, the special rights and restrictions attached to the shares of any class or series and the Business Corporations Act, the Company may, if authorized by the directors, purchase or otherwise acquire any of its shares at the price and upon the terms specified in such resolution.

7.2	Purchase When Insolvent

The Company must not make a payment or provide any other consideration to purchase or otherwise acquire any of its shares if there are reasonable grounds for believing that:

(1)	the Company is insolvent; or

(2)	making the payment or providing the consideration would render the Company insolvent.

7.3	Sale and Voting of Purchased Shares

If the Company retains a share redeemed, purchased or otherwise acquired by it, the Company may sell, gift or otherwise dispose of the share, but, while such share is held by the Company, it:

(1)	is not entitled to vote the share at a meeting of its shareholders;

(2)	must not pay a dividend in respect of the share; and

(3)	must not make any other distribution in respect of the share.

8.	BORROWING POWERS

The Company, if authorized by the directors, may:

(1)	borrow money in the manner and amount, on the security, from the sources and on the terms and conditions that they consider appropriate;

(2)	issue bonds, debentures and other debt obligations either outright or as security for any liability or obligation of the Company or any other person and at such discounts or premiums and on such other terms as they consider appropriate;

(3)	guarantee the repayment of money by any other person or the performance of any obligation of any other person; and

(4)	mortgage, charge, whether by way of specific or floating charge, grant a security interest in, or give other security on, the whole or any part of the present and future assets and undertaking of the Company.

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9.	ALTERATIONS

9.1	Alteration of Authorized Share Structure

Subject to Article 9.3 and the Business Corporations Act, the Company may by resolution of the directors:

(1)	create one or more classes or series of shares or, if none of the shares of a class or series of shares are allotted or issued, eliminate that class or series of shares;

(2)	increase, reduce or eliminate the maximum number of shares that the Company is authorized to issue out of any class or series of shares or establish a maximum number of shares that the Company is authorized to issue out of any class or series of shares for which no maximum is established;

(3)	if the Company is authorized to issue shares of a class of shares with par value:

(a)	decrease the par value of those shares; or

(b)	if none of the shares of that class of shares are allotted or issued, increase the par value of those shares;

(4)	subdivide all or any of its unissued or fully paid issued shares by way of a stock dividend;

(5)	change all or any of its unissued, or fully paid issued, shares with par value into shares without par value or any of its unissued shares without par value into shares with par value;

(6)	alter the identifying name of any of its shares; or

(7)	otherwise alter its shares or authorized share structure when required or permitted to do so by the Business Corporations Act.

9.2	Consolidations and “Call-in” Subdivisions

Subject to Article 9.3 and the Business Corporations Act, the Company may by ordinary resolution:

(1)	consolidate all or any of its unissued, or fully paid issued, shares.

(2)	subdivide all or any of its unissued or fully paid issued shares, other than by way of a stock dividend.

9.3	Special Rights and Restrictions

Subject to the Business Corporations Act, the Company may by special resolution:

(1)	create special rights or restrictions for, and attach those special rights or restrictions to, the shares of any class or series of shares, whether or not any or all of those shares have been issued; or

(2)	vary or delete any special rights or restrictions attached to the shares of any class or series of shares, whether or not any or all of those shares have been issued.

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9.4	Change of Name

The Company may by special resolution of the shareholders authorize an alteration of its Notice of Articles in order to change its name or adopt or change any translation of that name.

9.5	Other Alterations

If the Business Corporations Act does not specify the type of resolution and these Articles do not specify another type of resolution, the Company may by ordinary resolution alter these Articles.

10.	MEETINGS OF SHAREHOLDERS

10.1	Annual General Meetings

Unless an annual general meeting is deferred or waived in accordance with the Business Corporations Act, the Company must hold its first annual general meeting within 18 months after the date on which it was incorporated or otherwise recognized, and after that must hold an annual general meeting at least once in each calendar year and not more than 15 months after the last annual reference date at such time and place as may be determined by the directors.

10.2	Resolution Instead of Annual General Meeting

If all the shareholders who are entitled to vote at an annual general meeting consent by a unanimous resolution under the Business Corporations Act to all of the business that is required to be transacted at that annual general meeting, the annual general meeting is deemed to have been held on the date of the unanimous resolution. The shareholders must, in any unanimous resolution passed under this Article 10.2, select as the Company’s annual reference date a date that would be appropriate for the holding of the applicable annual general meeting.

10.3	Calling of Meetings of Shareholders

The directors may, whenever they think fit, call a meeting of shareholders.

10.4	Notice for Meetings of Shareholders

The Company must send notice of the date, time and location of any meeting of shareholders, in the manner provided in these Articles, or in such other manner, if any, as may be prescribed by ordinary resolution (whether previous notice of the resolution has been given or not), to each shareholder entitled to attend the meeting, to each director and to the auditor of the Company, unless these Articles otherwise provide, at least the following number of days before the meeting:

(1)	if and for so long as the Company is a public company, 21 days;

(2)	otherwise, 10 days.

10.5	Record Date for Notice

The directors may set a date as the record date for the purpose of determining shareholders entitled to notice of any meeting of shareholders. The record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the Business Corporations Act, by more than four months. The record date must not precede the date on which the meeting is held by fewer than:

(1)	if and for so long as the Company is a public company, 21 days;

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(2)	otherwise, 10 days.

If no record date is set, the record date is 5 p.m. on the day immediately preceding the first date on which the notice is sent or, if no notice is sent, the beginning of the meeting.

10.6	Record Date for Voting

The directors may set a date as the record date for the purpose of determining shareholders entitled to vote at any meeting of shareholders. The record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the Business Corporations Act, by more than four months. If no record date is set, the record date is 5 p.m. on the day immediately preceding the first date on which the notice is sent or, if no notice is sent, the beginning of the meeting.

10.7	Failure to Give Notice and Waiver of Notice

The accidental omission to send notice of any meeting to, or the non-receipt of any notice by, any of the persons entitled to notice does not invalidate any proceedings at that meeting. Any person entitled to notice of a meeting of shareholders may, in writing or otherwise, waive or reduce the period of notice of such meeting.

10.8	Notice of Special Business at Meetings of Shareholders

If a meeting of shareholders is to consider special business within the meaning of Article 11.1, the notice of meeting must:

(1)	state the general nature of the special business; and

(2)	if the special business includes considering, approving, ratifying, adopting or authorizing any document or the signing of or giving of effect to any document, have attached to it a copy of the document or state that a copy of the document will be available for inspection by shareholders:

(a)	at the Company’s records office, or at such other reasonably accessible location in British Columbia as is specified in the notice; and

(b)	during statutory business hours on any one or more specified days before the day set for the holding of the meeting.

11.	PROCEEDINGS AT MEETINGS OF SHAREHOLDERS

11.1	Special Business

At a meeting of shareholders, the following business is special business:

(1)	at a meeting of shareholders that is not an annual general meeting, all business is special business except business relating to the conduct of or voting at the meeting;

(2)	at an annual general meeting, all business is special business except for the following:

(a)	business relating to the conduct of or voting at the meeting;

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(b)	consideration of any financial statements of the Company presented to the meeting;

(c)	consideration of any reports of the directors or auditor;

(d)	the setting or changing of the number of directors;

(e)	the election or appointment of directors;

(f)	the appointment of an auditor;

(g)	the setting of the remuneration of an auditor;

(h)	business arising out of a report of the directors not requiring the passing of a special resolution or an exceptional resolution;

(i)	any other business which, under these Articles or the Business Corporations Act, may be transacted at a meeting of shareholders without prior notice of the business being given to the shareholders.

11.2	Special Majority

The majority of votes required for the Company to pass a special resolution at a meeting of shareholders is three-quarters of the votes cast on the resolution.

11.3	Quorum

Save as herein otherwise provided, a quorum shall not be less than two members or proxyholders representing two members, or one member and a proxyholder representing another member, holding in aggregate at least 33 1/3% of the total issued and outstanding shares of the Company on the record date for the meeting.

11.4	One Shareholder May Constitute Quorum

If there is only one shareholder entitled to vote at a meeting of shareholders:

(1)	the quorum is one person who is, or who represents by proxy, that shareholder, and

(2)	that shareholder, present in person or by proxy, may constitute the meeting.

11.5	Other Persons May Attend

The directors, the president (if any), the secretary (if any), the assistant secretary (if any), any lawyer for the Company, the auditor of the Company and any other persons invited by the directors are entitled to attend any meeting of shareholders, but if any of those persons does attend a meeting of shareholders, that person is not to be counted in the quorum and is not entitled to vote at the meeting unless that person is a shareholder or proxy holder entitled to vote at the meeting.

11.6	Requirement of Quorum

No business, other than the election of a chair of the meeting and the adjournment of the meeting, may be transacted at any meeting of shareholders unless a quorum of shareholders entitled to vote is present at the commencement of the meeting, but such quorum need not be present throughout the meeting.

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11.7	Lack of Quorum

If, within one-half hour from the time set for the holding of a meeting of shareholders, a quorum is not present:

(1)	in the case of a general meeting requisitioned by shareholders, the meeting is dissolved, and

(2)	in the case of any other meeting of shareholders, the meeting stands adjourned to the same day in the next week at the same time and place.

11.8	Lack of Quorum at Succeeding Meeting

If, at the meeting to which the meeting referred to in Article 11.7(2) was adjourned, a quorum is not present within one-half hour from the time set for the holding of the meeting, the person or persons present and being, or representing by proxy, one or more shareholders entitled to attend and vote at the meeting constitute a quorum.

11.9	Chair

The following individual is entitled to preside as chair at a meeting of shareholders:

(1)	the chair of the board, if any; or

(2)	if the chair of the board is absent or unwilling to act as chair of the meeting, the president, if any.

11.10	Selection of Alternate Chair

If, at any meeting of shareholders, there is no chair of the board or president present within 15 minutes after the time set for holding the meeting, or if the chair of the board and the president are unwilling to act as chair of the meeting, or if the chair of the board and the president have advised the secretary, if any, or any director present at the meeting, that they will not be present at the meeting, the directors present must choose one of their number to be chair of the meeting or if all of the directors present decline to take the chair or fail to so choose or if no director is present, the shareholders entitled to vote at the meeting who are present in person or by proxy may choose any person present at the meeting to chair the meeting.

11.11	Adjournments

The chair of a meeting of shareholders may, and if so directed by the meeting must, adjourn the meeting from time to time and from place to place, but no business may be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

11.12	Notice of Adjourned Meeting

It is not necessary to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting of shareholders except that, when a meeting is adjourned for 30 days or more, notice of the adjourned meeting must be given as in the case of the original meeting.

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11.13	Decisions by Show of Hands or Poll

Subject to the Business Corporations Act, every motion put to a vote at a meeting of shareholders will be decided on a show of hands unless a poll, before or on the declaration of the result of the vote by show of hands, is directed by the chair or demanded by at least one shareholder entitled to vote who is present in person or by proxy.

11.14	Declaration of Result

The chair of a meeting of shareholders must declare to the meeting the decision on every question in accordance with the result of the show of hands or the poll, as the case may be, and that decision must be entered in the minutes of the meeting. A declaration of the chair that a resolution is carried by the necessary majority or is defeated is, unless a poll is directed by the chair or demanded under Article 11.13, conclusive evidence without proof of the number or proportion of the votes recorded in favour of or against the resolution.

11.15	Motion Need Not be Seconded

No motion proposed at a meeting of shareholders need be seconded unless the chair of the meeting rules otherwise, and the chair of any meeting of shareholders is entitled to propose or second a motion.

11.16	Casting Vote

In case of an equality of votes, the chair of a meeting of shareholders does not, either on a show of hands or on a poll, have a second or casting vote in addition to the vote or votes to which the chair may be entitled as a shareholder.

11.17	Manner of Taking Poll

Subject to Article 11.18, if a poll is duly demanded at a meeting of shareholders:

(1)	the poll must be taken:

(a)	at the meeting, or within seven days after the date of the meeting, as the chair of the meeting directs; and

(b)	in the manner, at the time and at the place that the chair of the meeting directs;

(2)	the result of the poll is deemed to be the decision of the meeting at which the poll is demanded; and

(3)	the demand for the poll may be withdrawn by the person who demanded it.

11.18	Demand for Poll on Adjournment

A poll demanded at a meeting of shareholders on a question of adjournment must be taken immediately at the meeting.

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11.19	Chair Must Resolve Dispute

In the case of any dispute as to the admission or rejection of a vote given on a poll, the chair of the meeting must determine the dispute, and his or her determination made in good faith is final and conclusive.

11.20	Casting of Votes

On a poll, a shareholder entitled to more than one vote need not cast all the votes in the same way.

11.21	Demand for Poll

No poll may be demanded in respect of the vote by which a chair of a meeting of shareholders is elected.

11.22	Demand for Poll Not to Prevent Continuance of Meeting

The demand for a poll at a meeting of shareholders does not, unless the chair of the meeting so rules, prevent the continuation of a meeting for the transaction of any business other than the question on which a poll has been demanded.

11.23	Retention of Ballots and Proxies

The Company must, for at least three months after a meeting of shareholders, keep each ballot cast on a poll and each proxy voted at the meeting, and, during that period, make them available for inspection during normal business hours by any shareholder or proxyholder entitled to vote at the meeting. At the end of such three month period, the Company may destroy such ballots and proxies.

12.	VOTES OF SHAREHOLDERS

12.1	Number of Votes by Shareholder or by Shares

Subject to any special rights or restrictions attached to any shares and to the restrictions imposed on joint shareholders under Article 12.3:

(1)	on a vote by show of hands, every person present who is a shareholder or proxy holder and entitled to vote on the matter has one vote; and

(2)	on a poll, every shareholder entitled to vote on the matter has one vote in respect of each share entitled to be voted on the matter and held by that shareholder and may exercise that vote either in person or by proxy.

12.2	Votes of Persons in Representative Capacity

A person who is not a shareholder may vote at a meeting of shareholders, whether on a show of hands or on a poll, and may appoint a proxy holder to act at the meeting, if, before doing so, the person satisfies the chair of the meeting, or the directors, that the person is a legal personal representative or a trustee in bankruptcy for a shareholder who is entitled to vote at the meeting.

12.3	Votes by Joint Holders

If there are joint shareholders registered in respect of any share:

(1)	any one of the joint shareholders may vote at any meeting, either personally or by proxy, in respect of the share as if that joint shareholder were solely entitled to it; or

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(2)	if more than one of the joint shareholders is present at any meeting, personally or by proxy, and more than one of them votes in respect of that share, then only the vote of the joint shareholder present whose name stands first on the central securities register in respect of the share will be counted.

12.4	Legal Personal Representatives as Joint Shareholders

Two or more legal personal representatives of a shareholder in whose sole name any share is registered are, for the purposes of Article 12.3, deemed to be joint shareholders.

12.5	Representative of a Corporate Shareholder

If a corporation, that is not a subsidiary of the Company, is a shareholder, that corporation may appoint a person to act as its representative at any meeting of shareholders of the Company, and:

(1)	for that purpose, the instrument appointing a representative must:

(a)	be received at the registered office of the Company or at any other place specified, in the notice calling the meeting, for the receipt of proxies, at least the number of business days specified in the notice for the receipt of proxies, or if no number of days is specified, two business days before the day set for the holding of the meeting; or

(b)	be provided, at the meeting, to the chair of the meeting or to a person designated by the chair of the meeting;

(2)	if a representative is appointed under this Article 12.5:

(a)	the representative is entitled to exercise in respect of and at that meeting the same rights on behalf of the corporation that the representative represents as that corporation could exercise if it were a shareholder who is an individual, including, without limitation, the right to appoint a proxy holder; and

(b)	the representative, if present at the meeting, is to be counted for the purpose of forming a quorum and is deemed to be a shareholder present in person at the meeting.

Evidence of the appointment of any such representative may be sent to the Company by written instrument, fax or any other method of transmitting legibly recorded messages.

12.6	Proxy Provisions Do Not Apply to All Companies

If and for so long as the Company is a public company, Articles 12.7 to 12.15 apply only insofar as they are not inconsistent with any securities legislation in any province or territory of Canada or in the federal jurisdiction of the United States or in any states of the United States that is applicable to the Company and insofar as they are not inconsistent with the regulations and rules made and promulgated under that legislation and all administrative policy statements, blanket orders and rulings, notices and other administrative directions issued by securities commissions or similar authorities appointed under that legislation.

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12.7	Appointment of Proxy Holders

Every shareholder of the Company, including a corporation that is a shareholder but not a subsidiary of the Company, entitled to vote at a meeting of shareholders of the Company may, by proxy, appoint one or more (but not more than five) proxy holders to attend and act at the meeting in the manner, to the extent and with the powers conferred by the proxy.

12.8	Alternate Proxy Holders

A shareholder may appoint one or more alternate proxy holders to act in the place of an absent proxy holder.

12.9	When Proxy Holder Need Not Be Shareholder

A person must not be appointed as a proxy holder unless the person is a shareholder, although a person who is not a shareholder may be appointed as a proxy holder if:

(1)	the person appointing the proxy holder is a corporation or a representative of a corporation appointed under Article 12.5;

(2)	the Company has at the time of the meeting for which the proxy holder is to be appointed only one shareholder entitled to vote at the meeting; or

(3)	the shareholders present in person or by proxy at and entitled to vote at the meeting for which the proxy holder is to be appointed, by a resolution on which the proxy holder is not entitled to vote but in respect of which the proxy holder is to be counted in the quorum, permit the proxy holder to attend and vote at the meeting.

12.10	Deposit of Proxy

A proxy for a meeting of shareholders must:

(1)	be received at the registered office of the Company or at any other place specified, in the notice calling the meeting, for the receipt of proxies, at least the number of business days specified in the notice, or if no number of days is specified, two business days before the day set for the holding of the meeting; or

(2)	unless the notice provides otherwise, be provided, at the meeting, to the chair of the meeting or to a person designated by the chair of the meeting.

A proxy may be sent to the Company by written instrument, fax or any other method of transmitting legibly recorded messages.

12.11	Validity of Proxy Vote

A vote given in accordance with the terms of a proxy is valid notwithstanding the death or incapacity of the shareholder giving the proxy and despite the revocation of the proxy or the revocation of the authority under which the proxy is given, unless notice in writing of that death, incapacity or revocation is received:

(1)	at the registered office of the Company, at any time up to and including the last business day before the day set for the holding of the meeting at which the proxy is to be used; or

(2)	by the chair of the meeting, before the vote is taken.

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12.12	Form of Proxy

A proxy, whether for a specified meeting or otherwise, must be either in the following form or in any other form approved by the directors or the chair of the meeting:

Nicholas Financial, Inc.

(the “Company”)

The undersigned, being a shareholder of the Company, hereby appoints [name] or, failing that person, [name], as proxy holder for the undersigned to attend, act and vote for and on behalf of the undersigned at the meeting of shareholders of the Company to be held on [month, day, year] and at any adjournment of that meeting.

Number of shares in respect of which this proxy is given (if no number is specified, then this proxy if given in respect of all shares registered in the name of the shareholder):

Signed [month, day, year]

[Signature of shareholder]

[Name of shareholder printed]

12.13	Revocation of Proxy

Subject to Article 12.14, every proxy may be revoked by an instrument in writing that is:

(1)	received at the registered office of the Company at any time up to and including the last business day before the day set for the holding of the meeting at which the proxy is to be used; or

(2)	provided, at the meeting, to the chair of the meeting.

12.14	Revocation of Proxy Must Be Signed

An instrument referred to in Article 12.13 must be signed as follows:

(1)	if the shareholder for whom the proxy holder is appointed is an individual, the instrument must be signed by the shareholder or his or her legal personal representative or trustee in bankruptcy;

(2)	if the shareholder for whom the proxy holder is appointed is a corporation, the instrument must be signed by the corporation or by a representative appointed for the corporation under Article 12.5.

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12.15	Production of Evidence of Authority to Vote

The chair of any meeting of shareholders may, but need not, inquire into the authority of any person to vote at the meeting and may, but need not, demand from that person production of evidence as to the existence of the authority to vote.

13.	DIRECTORS

13.1	First Directors; Number of Directors

The first directors are the persons designated as directors of the Company in the Notice of Articles that applies to the Company when it is recognized under the Business Corporations Act. The number of directors, excluding additional directors appointed under Article 14.8, is set at:

(1)	subject to paragraphs (2) and (3), the number of directors that is equal to the number of the Company’s first directors;

(2)	if the Company is a public company, the greater of five and the most recently set of:

(a)	the number of directors set by resolution of the board of directors (whether or not previous notice of the resolution was given); and

(b)	the number of directors set under Article 14.4;

provided that the number of directors so determined shall not be less than five (5), nor more than eleven (11), at any time;

(3)	if the Company is not a public company, the most recently set of:

(a)	the number of directors set by ordinary resolution (whether or not previous notice of the resolution was given); and

(b)	the number of directors set under Article 14.4.

13.2	Change in Number of Directors

If the number of directors is set under Articles 13.1(2)(a) or 13.1(3)(a):

(1)	the shareholders may elect or appoint the directors needed to fill any vacancies in the board of directors up to that number;

(2)	if the shareholders do not elect or appoint the directors needed to fill any vacancies in the board of directors up to that number contemporaneously with the setting of that number, then the directors may appoint, or the shareholders may elect or appoint, directors to fill those vacancies.

13.3	Directors’ Acts Valid Despite Vacancy

An act or proceeding of the directors is not invalid merely because fewer than the number of directors set or otherwise required under these Articles is in office.

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13.4	Qualifications of Directors

A director is not required to hold a share in the capital of the Company as qualification for his or her office but must be qualified as required by the Business Corporations Act to become, act or continue to act as a director.

13.5	Remuneration of Directors

The directors are entitled to the remuneration for acting as directors, if any, as the directors may from time to time determine. If the directors so decide, the remuneration of the directors, if any, will be determined by the shareholders. That remuneration may be in addition to any salary or other remuneration paid to any officer or employee of the Company as such, who is also a director.

13.6	Reimbursement of Expenses of Directors

The Company must reimburse each director for the reasonable expenses that he or she may incur in and about the business of the Company.

13.7	Special Remuneration for Directors

If any director performs any professional or other services for the Company that in the opinion of the directors are outside the ordinary duties of a director, or if any director is otherwise specially occupied in or about the Company’s business, he or she may be paid remuneration fixed by the directors, or, at the option of that director, fixed by ordinary resolution, and such remuneration may be either in addition to, or in substitution for, any other remuneration that he or she may be entitled to receive.

13.8	Gratuity, Pension or Allowance on Retirement of Director

Unless otherwise determined by ordinary resolution, the directors on behalf of the Company may pay a gratuity or pension or allowance on retirement to any director who has held any salaried office or place of profit with the Company or to his or her spouse or dependants and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

14.	ELECTION AND REMOVAL OF DIRECTORS

14.1	Election at Annual General Meeting

At every annual general meeting and in every unanimous resolution contemplated by Article 10.2:

(1)	the shareholders entitled to vote at the annual general meeting for the election of directors must elect, or in the unanimous resolution appoint, a board of directors consisting of the number of directors whose term of appointment expires immediately preceding the date of the annual general meeting, up to the number of directors for the time being set under these Articles; and

(2)	unless otherwise determined by resolution of the board of directors, each of the directors ceases to hold office immediately before the date of the third annual general meeting after their election or appointment as a director under paragraph (1), but are eligible for re-election or re-appointment.

14.2	Consent to be a Director

No election, appointment or designation of an individual as a director is valid unless:

(1)	that individual consents to be a director in the manner provided for in the Business Corporations Act;

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(2)	that individual is elected or appointed at a meeting at which the individual is present and the individual does not refuse, at the meeting, to be a director; or

(3)	with respect to first directors, the designation is otherwise valid under the Business Corporations Act.

14.3	Failure to Elect or Appoint Directors

If:

(1)	the Company fails to hold an annual general meeting, and all the shareholders who are entitled to vote at an annual general meeting fail to pass the unanimous resolution contemplated by Article 10.2, on or before the date by which the annual general meeting is required to be held under the Business Corporations Act; or

(2)	the shareholders fail, at the annual general meeting or in the unanimous resolution contemplated by Article 10.2, to elect or appoint any directors;

then each director then in office continues to hold office until the earlier of:

(3)	the date on which his or her successor is elected or appointed; and

(4)	the date on which he or she otherwise ceases to hold office under the Business Corporations Act or these Articles.

14.4	Places of Retiring Directors Not Filled

If, at any meeting of shareholders at which there should be an election of directors, the places of any of the retiring directors are not filled by that election, those retiring directors who are not re-elected and who are asked by the newly elected directors to continue in office will, if willing to do so, continue in office to complete the number of directors for the time being set pursuant to these Articles until further new directors are elected at a meeting of shareholders convened for that purpose. If any such election or continuance of directors does not result in the election or continuance of the number of directors for the time being set pursuant to these Articles, the number of directors of the Company is deemed to be set at the number of directors actually elected or continued in office.

14.5	Directors May Fill Casual Vacancies

Any casual vacancy occurring in the board of directors may be filled by the directors.

14.6	Remaining Directors Power to Act

The directors may act notwithstanding any vacancy in the board of directors, but if the Company has fewer directors in office than the number set pursuant to these Articles as the quorum of directors, the directors may only act for the purpose of appointing directors up to that number or of summoning a meeting of shareholders for the purpose of filling any vacancies on the board of directors or, subject to the Business Corporations Act, for any other purpose.

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14.7	Shareholders May Fill Vacancies

If the Company has no directors or fewer directors in office than the number set pursuant to these Articles as the quorum of directors, the shareholders may elect or appoint directors to fill any vacancies on the board of directors.

14.8	Additional Directors

Notwithstanding Articles 13.1 and 13.2, between annual general meetings or unanimous resolutions contemplated by Article 10.2, the directors may appoint one or more additional directors, but the number of additional directors appointed under this Article 14.8 must not at any time exceed:

(1)	one-third of the number of first directors, if, at the time of the appointments, one or more of the first directors have not yet completed their first term of office; or

(2)	in any other case, one-third of the number of the current directors who were elected or appointed as directors other than under this Article 14.8.

Any director so appointed ceases to hold office immediately before the next election or appointment of directors under Article 14.1(1), but is eligible for re-election or re-appointment.

14.9	Ceasing to be a Director

A director ceases to be a director when:

(1)	the term of office of the director expires;

(2)	the director dies;

(3)	the director resigns as a director by notice in writing provided to the Company or a lawyer for the Company; or

(4)	the director is removed from office pursuant to Articles 14.10 or 14.11.

14.10	Removal of Director by Shareholders

The Company may remove any director before the expiration of his or her term of office by special resolution. In that event, the shareholders may elect, or appoint by ordinary resolution, a director to fill the resulting vacancy. If the shareholders do not elect or appoint a director to fill the resulting vacancy contemporaneously with the removal, then the directors may appoint or the shareholders may elect, or appoint by ordinary resolution, a director to fill that vacancy.

14.11	Removal of Director by Directors

The directors may remove any director before the expiration of his or her term of office if the director is convicted of an indictable offence, or if the director ceases to be qualified to act as a director of a company and does not promptly resign, and the directors may appoint a director to fill the resulting vacancy.

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15.	ALTERNATE DIRECTORS

15.1	Appointment of Alternate Director

Any director (an “appointor”) may by notice in writing received by the Company appoint any person (an “appointee”) who is qualified to act as a director to be his or her alternate to act in his or her place at meetings of the directors or committees of the directors at which the appointor is not present unless (in the case of an appointee who is not a director) the directors have reasonably disapproved the appointment of such person as an alternate director and have given notice to that effect to his or her appointor within a reasonable time after the notice of appointment is received by the Company.

15.2	Notice of Meetings

Every alternate director so appointed is entitled to notice of meetings of the directors and of committees of the directors of which his or her appointor is a member and to attend and vote as a director at any such meetings at which his or her appointor is not present.

15.3	Alternate for More Than One Director Attending Meetings

A person may be appointed as an alternate director by more than one director, and an alternate director:

(1)	will be counted in determining the quorum for a meeting of directors once for each of his or her appointors and, in the case of an appointee who is also a director, once more in that capacity;

(2)	has a separate vote at a meeting of directors for each of his or her appointors and, in the case of an appointee who is also a director, an additional vote in that capacity;

(3)	will be counted in determining the quorum for a meeting of a committee of directors once for each of his or her appointors who is a member of that committee and, in the case of an appointee who is also a member of that committee as a director, once more in that capacity;

(4)	has a separate vote at a meeting of a committee of directors for each of his or her appointors who is a member of that committee and, in the case of an appointee who is also a member of that committee as a director, an additional vote in that capacity.

15.4	Consent Resolutions

Every alternate director, if authorized by the notice appointing him or her, may sign in place of his or her appointor any resolutions to be consented to in writing.

15.5	Alternate Director Not an Agent

Every alternate director is deemed not to be the agent of is or her appointor.

15.6	Revocation of Appointment of Alternate Director

An appointor may at any time, by notice in writing received by the Company, revoke the appointment of an alternate director appointed by him or her.

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15.7	Ceasing to be an Alternate Director

The appointment of an alternate director ceases when:

(1)	his or her appointor ceases to be a director and is not promptly re-elected or re-appointed;

(2)	the alternate director dies;

(3)	the alternate director resigns as an alternate director by notice in writing provided to the Company or a lawyer for the Company;

(4)	the alternate director ceases to be qualified to act as a director; or

(5)	his or her appointor revokes the appointment of the alternate director.

15.8	Remuneration and Expenses of Alternate Director

The Company may reimburse an alternate director for the reasonable expenses that would be properly reimbursed if he or she were a director, and the alternate director is entitled to receive from the Company such proportion, if any, of the remuneration otherwise payable to the appointor as the appointor may from time to time direct.

16.	POWERS AND DUTIES OF DIRECTORS

16.1	Powers of Management

The directors must, subject to the Business Corporations Act and these Articles, manage or supervise the management of the business and affairs of the Company and have the authority to exercise all such powers of the Company as are not, by the Business Corporations Act or by these Articles, required to be exercised by the shareholders of the Company.

16.2	Appointment of Attorney of Company

The directors may from time to time, by power of attorney or other instrument, under seal if so required by law, appoint any person to be the attorney of the Company for such purposes, and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the directors under these Articles and excepting the power to fill vacancies in the board of directors, to remove a director, to change the membership of, or fill vacancies in, any committee of the directors, to appoint or remove officers appointed by the directors and to declare dividends) and for such period, and with such remuneration and subject to such conditions as the directors may think fit. Any such power of attorney may contain such provisions for the protection or convenience of persons dealing with such attorney as the directors think fit. Any such attorney may be authorized by the directors to sub-delegate all or any of the powers, authorities and discretions for the time being vested in him or her.

17.	DISCLOSURE OF INTEREST OF DIRECTORS

17.1	Obligation to Account for Profits

A director or senior officer who holds a disclosable interest (as that term is used in the Business Corporations Act) in a contract or transaction into which the Company has entered or proposes to enter is liable to account to the Company for any profit that accrues to the director or senior officer under or as a result of the contract or transaction only if and to the extent provided in the Business Corporations Act.

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17.2	Restrictions on Voting by Reason of Interest

A director who holds a disclosable interest in a contract or transaction into which the Company has entered or proposes to enter is not entitled to vote on any directors resolution to approve that contract or transaction, unless all the directors have a disclosable interest in that contract or transaction, in which case any or all of those directors may vote on such resolution.

17.3	Interested Director Counted in Quorum

A director who holds a disclosable interest in a contract or transaction into which the Company has entered or proposes to enter and who is present at the meeting of directors at which the contract or transaction is considered for approval may be counted in the quorum at the meeting whether or not the director votes on any or all of the resolutions considered at the meeting.

17.4	Disclosure of Conflict of Interest or Property

A director or senior officer who holds any office or possesses any property, right or interest that could result, directly or indirectly, in the creation of a duty or interest that materially conflicts with that individual’s duty or interest as a director or senior officer, must disclose the nature and extent of the conflict as required by the Business Corporations Act.

17.5	Director Holding Other Office in the Company

A director may hold any office or place of profit with the Company, other than the office of auditor of the Company, in addition to his or her office of director for the period and on the terms (as to remuneration or otherwise) that the directors may determine.

17.6	No Disqualification

No director or intended director is disqualified by his or her office from contracting with the Company either with regard to the holding of any office or place of profit the director holds with the Company or as vendor, purchaser or otherwise, and no contract or transaction entered into by or on behalf of the Company in which a director is in any way interested is liable to be voided for that reason.

17.7	Professional Services by Director or Officer

Subject to the Business Corporations Act, a director or officer, or any person in which a director or officer has an interest, may act in a professional capacity for the Company, except as auditor of the Company, and the director or officer or such person is entitled to remuneration for professional services as if that director or officer were not a director or officer.

17.8	Director or Officer in Other Corporations

A director or officer may be or become a director, officer or employee of, or otherwise interested in, any person in which the Company may be interested as a shareholder or otherwise, and, subject to the Business Corporations Act, the director or officer is not accountable to the Company for any remuneration or other benefits received by him or her as director, officer or employee of, or from his or her interest in, such other person.

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18.	PROCEEDINGS OF DIRECTORS

18.1	Meetings of Directors

The directors may meet together for the conduct of business, adjourn and otherwise regulate their meetings as they think fit, and meetings of the directors held at regular intervals may be held at the place, at the time and on the notice, if any, as the directors may from time to time determine.

18.2	Voting at Meetings

Questions arising at any meeting of directors are to be decided by a majority of votes and, in the case of an equality of votes, the chair of the meeting does not have a second or casting vote.

18.3	Chair of Meetings

The following individual is entitled to preside as chair at a meeting of directors:

(1)	the chair of the board, if any;

(2)	in the absence of the chair of the board, the president, if any, if the president is a director; or

(3)	any other director chosen by the directors if:

(a)	neither the chair of the board nor the president, if a director, is present at the meeting within 15 minutes after the time set for holding the meeting;

(b)	neither the chair of the board nor the president, if a director, is willing to chair the meeting; or

(c)	the chair of the board and the president, if a director, have advised the secretary, if any, or any other director, that they will not be present at the meeting.

18.4	Meetings by Telephone or Other Communications Medium

A director may participate in a meeting of the directors or of any committee of the directors in person or by telephone if all directors participating in the meeting, whether in person or by telephone or other communications medium, are able to communicate with each other. A director may participate in a meeting of the directors or of any committee of the directors by a communications medium other than telephone if all directors participating in the meeting, whether in person or by telephone or other communications medium, are able to communicate with each other and if all directors who wish to participate in the meeting agree to such participation. A director who participates in a meeting in a manner contemplated by this Article 18.4 is deemed for all purposes of the Business Corporations Act and these Articles to be present at the meeting and to have agreed to participate in that manner.

18.5	Calling of Meetings

A director may, and the secretary or an assistant secretary of the Company, if any, on the request of a director must, call a meeting of the directors at any time.

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18.6	Notice of Meetings

Other than for meetings held at regular intervals as determined by the directors pursuant to Article 18.1, reasonable notice of each meeting of the directors, specifying the place, day and time of that meeting must be given to each of the directors and the alternate directors by any method set out in Article 24.1 or orally or by telephone.

18.7	When Notice Not Required

It is not necessary to give notice of a meeting of the directors to a director or an alternate director if:

(1)	the meeting is to be held immediately following a meeting of shareholders at which that director was elected or appointed, or is the meeting of the directors at which that director is appointed; or

(2)	the director or alternate director, as the case may be, has waived notice of the meeting.

18.8	Meeting Valid Despite Failure to Give Notice

The accidental omission to give notice of any meeting of directors to, or the non-receipt of any notice by, any director or alternate director, does not invalidate any proceedings at that meeting.

18.9	Waiver of Notice of Meetings

Any director or alternate director may send to the Company a document signed by him or her waiving notice of any past, present or future meeting or meetings of the directors and may at any time withdraw that waiver with respect to meetings held after that withdrawal. After sending a waiver with respect to all future meetings and until that waiver is withdrawn, no notice of any meeting of the directors need be given to that director and, unless the director otherwise requires by notice in writing to the Company, to his or her alternate director, and all meetings of the directors so held are deemed not to be improperly called or constituted by reason of notice not having been given to such director or alternate director.

18.10	Quorum

The quorum necessary for the transaction of the business of the directors may be set by the directors and, if not so set, is deemed to be set at two directors or, if the number of directors is set at one, is deemed to be set at one director, and that director may constitute a meeting.

18.11	Validity of Acts Where Appointment Defective

Subject to the Business Corporations Act, an act of a director or officer is not invalid merely because of an irregularity in the election or appointment or a defect in the qualification of that director or officer.

18.12	Consent Resolutions in Writing

A resolution of the directors or of any committee of the directors may be passed without a meeting:

(1)	in all cases, if each of the directors entitled to vote on the resolution consents to it in writing; or

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(2)	in the case of a resolution to approve a contract or transaction in respect of which a director has disclosed that he or she has or may have a disclosable interest, if each of the other directors who are entitled to vote on the resolution consents to it in writing.

A consent in writing under this Article may be by signed document, fax, email or any other method of transmitting legibly recorded messages. A consent in writing may be in two or more counterparts which together are deemed to constitute one consent in writing. A resolution of the directors or of any committee of the directors passed in accordance with this Article 18.12 is effective on the date stated in the consent in writing or on the latest date stated on any counterpart and is deemed to be a proceeding at a meeting of directors or of the committee of the directors and to be as valid and effective as if it had been passed at a meeting of the directors or of the committee of the directors that satisfies all the requirements of the Business Corporations Act and all the requirements of these Articles relating to meetings of the directors or of a committee of the directors.

19.	EXECUTIVE AND OTHER COMMITTEES

19.1	Appointment and Powers of Executive Committee

The directors may, by resolution, appoint an executive committee consisting of the director or directors that they consider appropriate, and this committee has, during the intervals between meetings of the board of directors, all of the directors’ powers, except:

(1)	the power to fill vacancies in the board of directors;

(2)	the power to remove a director;

(3)	the power to change the membership of, or fill vacancies in, any committee of the directors; and

(4)	such other powers, if any, as may be set out in the resolution or any subsequent directors’ resolution.

19.2	Appointment and Powers of Other Committees

The directors may, by resolution:

(1)	appoint one or more committees (other than the executive committee) consisting of the director or directors that they consider appropriate;

(2)	delegate to a committee appointed under paragraph (1) any of the directors’ powers, except:

(a)	the power to fill vacancies in the board of directors;

(b)	the power to remove a director;

(c)	the power to change the membership of, or fill vacancies in, any committee of the directors; and

(d)	the power to appoint or remove officers appointed by the directors; and

(3)	make any delegation referred to in paragraph (2) subject to the conditions set out in the resolution or any subsequent directors’ resolution.

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19.3	Obligations of Committees

Any committee appointed under Articles 19.1 or 19.2, in the exercise of the powers delegated to it, must:

(1)	conform to any rules that may from time to time be imposed on it by the directors; and

(2)	report every act or thing done in exercise of those powers at such times as the directors may require.

19.4	Powers of Board

The directors may, at any time, with respect to a committee appointed under Articles 19.1 or 19.2:

(1)	revoke or alter the authority given to the committee, or override a decision made by the committee, except as to acts done before such revocation, alteration or overriding;

(2)	terminate the appointment of, or change the membership of, the committee; and

(3)	fill vacancies in the committee.

19.5	Committee Meetings

Subject to Article 19.3(1) and unless the directors otherwise provide in the resolution appointing the committee or in any subsequent resolution, with respect to a committee appointed under Articles 19.1 or 19.2:

(1)	the committee may meet and adjourn as it thinks proper;

(2)	the committee may elect a chair of its meetings but, if no chair of a meeting is elected, or if at a meeting the chair of the meeting is not present within 15 minutes after the time set for holding the meeting, the directors present who are members of the committee may choose one of their number to chair the meeting;

(3)	a majority of the members of the committee constitutes a quorum of the committee; and

(4)	questions arising at any meeting of the committee are determined by a majority of votes of the members present, and in case of an equality of votes, the chair of the meeting does not have a second or casting vote.

20.	OFFICERS

20.1	Directors May Appoint Officers

The directors may, from time to time, appoint such officers, if any, as the directors determine and the directors may, at any time, terminate any such appointment.

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20.2	Functions, Duties and Powers of Officers

The directors may, for each officer:

(1)	determine the functions and duties of the officer;

(2)	entrust to and confer on the officer any of the powers exercisable by the directors on such terms and conditions and with such restrictions as the directors think fit; and

(3)	revoke, withdraw, alter or vary all or any of the functions, duties and powers of the officer.

20.3	Qualifications

No officer may be appointed unless that officer is qualified in accordance with the Business Corporations Act. One person may hold more than one position as an officer of the Company. Any person appointed as the chair of the board or as a managing director must be a director. Any other officer need not be a director.

20.4	Remuneration and Terms of Appointment

All appointments of officers are to be made on the terms and conditions and at the remuneration (whether by way of salary, fee, commission, participation in profits or otherwise) that the directors thinks fit and are subject to termination at the pleasure of the directors, and an officer may in addition to such remuneration be entitled to receive, after he or she ceases to hold such office or leaves the employment of the Company, a pension or gratuity.

21.	INDEMNIFICATION

21.1	Definitions

In this Article 21:

(1)	“eligible penalty” means a judgment, penalty or fine awarded or imposed in, or an amount paid in settlement of, an eligible proceeding;

(2)	“eligible proceeding” means a legal proceeding or investigative action, whether current, threatened, pending or completed, in which a director, former director or alternate director of the Company (an “eligible party”) or any of the heirs and legal personal representatives of the eligible party, by reason of the eligible party being or having been a director or alternate director of the Company:

(a)	is or may be joined as a party; or

(b)	is or may be liable for or in respect of a judgment, penalty or fine in, or expenses related to, the proceeding;

(3)	“expenses” has the meaning set out in the Business Corporations Act.

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21.2	Mandatory Indemnification of Directors and Former Directors

Subject to the Business Corporations Act, the Company must indemnify a director, former director or alternate director of the Company and his or her heirs and legal personal representatives against all eligible penalties to which such person is or may be liable, and the Company must, after the final disposition of an eligible proceeding, pay the expenses actually and reasonably incurred by such person in respect of that proceeding. Each director and alternate director is deemed to have contracted with the Company on the terms of the indemnity contained in this Article 21.2.

21.3	Indemnification of Other Persons

Subject to any restrictions in the Business Corporations Act, the Company may indemnify any person.

21.4	Non-Compliance with Business Corporations Act

The failure of a director, alternate director or officer of the Company to comply with the Business Corporations Act or these Articles does not invalidate any indemnity to which he or she is entitled under this Part.

21.5	Company May Purchase Insurance

The Company may purchase and maintain insurance for the benefit of any person (or his or her heirs or legal personal representatives) who:

(1)	is or was a director, alternate director, officer, employee or agent of the Company;

(2)	is or was a director, alternate director, officer, employee or agent of a corporation at a time when the corporation is or was an affiliate of the Company;

(3)	at the request of the Company, is or was a director, alternate director, officer, employee or agent of a corporation or of a partnership, trust, joint venture or other unincorporated entity;

(4)	at the request of the Company, holds or held a position equivalent to that of a director, alternate director or officer of a partnership, trust, joint venture or other unincorporated entity;

against any liability incurred by him or her as such director, alternate director, officer, employee or agent or person who holds or held such equivalent position.

22.	DIVIDENDS

22.1	Payment of Dividends Subject to Special Rights

The provisions of this Article 22 are subject to the rights, if any, of shareholders holding shares with special rights as to dividends.

22.2	Declaration of Dividends

Subject to the Business Corporations Act, the directors may from time to time declare and authorize payment of such dividends as they may deem advisable. The Board of Directors shall have the right and authority to declare dividends on any class of shares, to the exclusion of and without declaring dividends on any other class of shares, in their sole discretion as they see fit.

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22.3	No Notice Required

The directors need not give notice to any shareholder of any declaration under Article 22.2.

22.4	Record Date

The directors may set a date as the record date for the purpose of determining shareholders entitled to receive payment of a dividend. The record date must not precede the date on which the dividend is to be paid by more than two months. If no record date is set, the record date is 5 p.m. on the date on which the directors pass the resolution declaring the dividend.

22.5	Manner of Paying Dividend

A resolution declaring a dividend may direct payment of the dividend wholly or partly by the distribution of specific assets or of fully paid shares or of bonds, debentures or other securities of the Company, or in any one or more of those ways.

22.6	Settlement of Difficulties

If any difficulty arises in regard to a distribution under Article 22.5, the directors may settle the difficulty as they deem advisable, and, in particular, may:

(1)	set the value for distribution of specific assets;

(2)	determine that cash payments in substitution for all or any part of the specific assets to which any shareholders are entitled may be made to any shareholders on the basis of the value so fixed in order to adjust the rights of all parties; and

(3)	vest any such specific assets in trustees for the persons entitled to the dividend.

22.7	When Dividend Payable

Any dividend may be made payable on such date as is fixed by the directors.

22.8	Dividends to be Paid in Accordance with Number of Shares

All dividends on shares of any class or series of shares must be declared and paid according to the number of such shares held.

22.9	Receipt by Joint Shareholders

If several persons are joint shareholders of any share, any one of them may give an effective receipt for any dividend, bonus or other money payable in respect of the share.

22.10	Dividend Bears No Interest

No dividend bears interest against the Company.

22.11	Fractional Dividends

If a dividend to which a shareholder is entitled includes a fraction of the smallest monetary unit of the currency of the dividend, that fraction may be disregarded in making payment of the dividend and that payment represents full payment of the dividend.

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22.12	Payment of Dividends

Any dividend or other distribution payable in cash in respect of shares may be paid by cheque, made payable to the order of the person to whom it is sent, and mailed to the address of the shareholder, or in the case of joint shareholders, to the address of the joint shareholder who is first named on the central securities register, or to the person and to the address the shareholder or joint shareholders may direct in writing. The mailing of such cheque will, to the extent of the sum represented by the cheque (plus the amount of the tax required by law to be deducted), discharge all liability for the dividend unless such cheque is not paid on presentation or the amount of tax so deducted is not paid to the appropriate taxing authority.

22.13	Capitalization of Surplus

Notwithstanding anything contained in these Articles, the directors may from time to time capitalize any surplus of the Company and may from time to time issue, as fully paid, shares or any bonds, debentures or other securities of the Company as a dividend representing the surplus or any part of the surplus.

23.	ACCOUNTING RECORDS

23.1	Recording of Financial Affairs

The directors must cause adequate accounting records to be kept to record properly the financial affairs and condition of the Company and to comply with the Business Corporations Act.

23.2	Inspection of Accounting Records

Unless the directors determine otherwise, or unless otherwise determined by ordinary resolution, no shareholder of the Company is entitled to inspect or obtain a copy of any accounting records of the Company.

24.	NOTICES

24.1	Method of Giving Notice

Unless the Business Corporations Act or these Articles provides otherwise, a notice, statement, report or other record required or permitted by the Business Corporations Act or these Articles to be sent by or to a person may be sent by any one of the following methods:

(1)	mail addressed to the person at the applicable address for that person as follows:

(a)	for a record mailed to a shareholder, the shareholder’s registered address;

(b)	for a record mailed to a director or officer, the prescribed address for mailing shown for the director or officer in the records kept by the Company or the mailing address provided by the recipient for the sending of that record or records of that class;

(c)	in any other case, the mailing address of the intended recipient;

(2)	delivery at the applicable address for that person as follows, addressed to the person:

(a)	for a record delivered to a shareholder, the shareholder’s registered address;

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(b)	for a record delivered to a director or officer, the prescribed address for delivery shown for the director or officer in the records kept by the Company or the delivery address provided by the recipient for the sending of that record or records of that class;

(c)	in any other case, the delivery address of the intended recipient;

(3)	sending the record by fax to the fax number provided by the intended recipient for the sending of that record or records of that class;

(4)	sending the record by email to the email address provided by the intended recipient for the sending of that record or records of that class;

(5)	physical delivery to the intended recipient.

24.2	Deemed Receipt of Mailing

A record that is mailed to a person by ordinary mail to the applicable address for that person referred to in Article 24.1 is deemed to be received by the person to whom it was mailed on the day, Saturdays, Sundays and holidays excepted, following the date of mailing.

24.3	Certificate of Sending

A certificate signed by the secretary, if any, or other officer of the Company or of any other corporation acting in that behalf for the Company stating that a notice, statement, report or other record was addressed as required by Article 24.1, prepaid and mailed or otherwise sent as permitted by Article 24.1 is conclusive evidence of that fact.

24.4	Notice to Joint Shareholders

A notice, statement, report or other record may be provided by the Company to the joint shareholders of a share by providing the notice to the joint shareholder first named in the central securities register in respect of the share.

24.5	Notice to Trustees

A notice, statement, report or other record may be provided by the Company to the persons entitled to a share in consequence of the death, bankruptcy or incapacity of a shareholder by:

(1)	mailing the record, addressed to them:

(a)	by name, by the title of the legal personal representative of the deceased or incapacitated shareholder, by the title of trustee of the bankrupt shareholder or by any similar description; and

(b)	at the address, if any, supplied to the Company for that purpose by the persons claiming to be so entitled; or

(2)	if an address referred to in paragraph (1)(b) has not been supplied to the Company, by giving the notice in a manner in which it might have been given if the death, bankruptcy or incapacity had not occurred.

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25.	SEAL

25.1	Who May Attest Seal

Except as provided in Articles 25.2 and 25.3, the Company’s seal, if any, must not be impressed on any record except when that impression is attested by the signatures of:

(1)	any two directors;

(2)	any officer, together with any director;

(3)	if the Company only has one director, that director; or

(4)	any one or more directors or officers or persons as may be determined by the directors.

25.2	Sealing Copies

For the purpose of certifying under seal a certificate of incumbency of the directors or officers of the Company or a true copy of any resolution or other document, despite Article 25.1, the impression of the seal may be attested by the signature of any director or officer.

25.3	Mechanical Reproduction of Seal

The directors may authorize the seal to be impressed by third parties on share certificates or bonds, debentures or other securities of the Company as they may determine appropriate from time to time. To enable the seal to be impressed on any share certificates or bonds, debentures or other securities of the Company, whether in definitive or interim form, on which facsimiles of any of the signatures of the directors or officers of the Company are, in accordance with the Business Corporations Act or these Articles, printed or otherwise mechanically reproduced, there may be delivered to the person employed to engrave, lithograph or print such definitive or interim share certificates or bonds, debentures or other securities one or more unmounted dies reproducing the seal and the chair of the board or any senior officer together with the secretary, treasurer, secretary-treasurer, an assistant secretary, an assistant treasurer or an assistant secretary-treasurer may in writing authorize such person to cause the seal to be impressed on such definitive or interim share certificates or bonds, debentures or other securities by the use of such dies. Share certificates or bonds, debentures or other securities to which the seal has been so impressed are for all purposes deemed to be under and to bear the seal impressed on them.

26.	PROHIBITIONS

26.1	Definitions

In this Article 26:

(1)	“designated security” means:

(a)	a voting security of the Company;

(b)	a security of the Company that is not a debt security and that carries a residual right to participate in the earnings of the Company or, on the liquidation or winding up of the Company, in its assets; or

(c)	a security of the Company convertible, directly or indirectly, into a security described in paragraph (a) or (b);

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(2)	“security” has the meaning assigned in the Securities Act (British Columbia);

(3)	“voting security” means a security of the Company that:

(a)	is not a debt security, and

(b)	carries a voting right either under all circumstances or under some circumstances that have occurred and are continuing.

26.2	Application

Article 26.3 does not apply to the Company if and for so long as it is a public company or a pre-existing reporting company which has the Statutory Reporting Company Provisions as part of its Articles or to which the Statutory Reporting Company Provisions apply.

26.3	Consent Required for Transfer of Shares or Designated Securities

No share or designated security may be sold, transferred or otherwise disposed of without the consent of the directors and the directors are not required to give any reason for refusing to consent to any such sale, transfer or other disposition.

27.	CHANGE OF REGISTERED AND RECORDS OFFICES

The Company may appoint or change its registered and records offices, or either of them, and the agent responsible therefor, at any time by resolution of the directors. After the appointment of the first registered or records office agent, such agent may terminate its appointment by written notice to any director or officer of the Company sent to the last known address of such director or officer. The Company will then designate a new registered or records office or offices within ten (10) days of receipt or deemed receipt of such notice, failing which the agent shall be entitled on behalf of the Company (but not obliged) to execute and file a Notice to Change Offices with the Registrar of Companies, changing the registered and records office or offices to the last known address of the President of the Company.

28.	PREFERENCE SHARES

28.1 The Preference Shares without par value may be issued from time to time in one (1) or more series and shall as a class have attached thereto the following preferences, rights, conditions, restrictions, limitations and prohibitions;

(1)	Each series of Preference Shares shall consist of such number of Preference Shares as may, before the issue thereof, be determined by the Directors of the Company.

(2)	The Directors may, by resolution (“Directors’ Resolution”) duly passed before the issuance of Preference Shares of any series alter the Notice of Articles to fix the number of Preference Shares in, and determine the designation of the Preference Shares of, each series and alter the Notice of Articles or Articles to create, define and attach special rights or restrictions to Preference Shares of each series, subject to the special rights or restrictions attached to all Preference Shares and subject to the provisions of the Business Corporations Act.

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(3)	The Preference Shares of any series may have attached thereto such special rights or restrictions as may be determined by Directors’ Resolution with respect to each series including (as examples only), without in any way limiting the generality of the foregoing, special rights or restrictions concerning (i) the rate or amount of dividends, whether cumulative or non-cumulative, the currency or currencies of payment, the date or dates and place or places of payment and the date or dates from which such dividends are to accrue, (ii) the right to receive notice of or to attend or to vote at any meeting of members of the Company, (iii) the right to convert or exchange Preference Shares into Common Shares or other shares, bonds, debentures, securities, or otherwise, (iv) the right of the Company to redeem or to purchase Preference Shares, (v) obligations with respect to sinking funds or funds for purchase or redemption of Preference shares, rights of retraction or share purchase plans, (vi) restrictions upon the payment of dividends on, or retirement of, any other shares of the Company or of any subsidiary of the Company, (vii) restrictions upon the redemption or purchase of any other shares of the Company or of any subsidiary of the Company, (viii) the exercise by the Company of any election open to it to make any payments of corporation, income or other taxes, (ix) the subdivision, consolidation or reclassification of any shares of the Company, (x) restrictions upon borrowing by the Company or by any subsidiary of the Company or the issue by the Company of any Preference Shares in addition to the Preference Shares of any series at any time outstanding, (ix) restrictions upon the reduction of capital by the Company or by any subsidiary of the Company, (xii) restrictions upon the retirement of notes, bonds or debentures or other indebtedness of the Company or of any subsidiary of the Company, (xiii) limitations or restrictions upon or regulations concerning the conduct of the business of the Company or the investment of its funds, (xiv) the holding of meetings of the holders of the Preference Shares of any series, (xv) restrictions upon the creation or issuance of any other shares or securities of the Company, and (xvi) the right of holders of the Preference Shares to convert or exchange the shares of any class of the Company into or for any other securities of the Company or into or for shares or securities of any other company.

(4)	The holders of the Preference Shares shall not as such be entitled to vote at any meetings of shareholders of the Company but shall be entitled to notice of meetings of shareholders called for the purpose of authorizing the dissolution of the Company or the sale of its undertaking or a substantial part thereof or the creation of any class or classes of shares ranking in priority to the Preference Shares.

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(5)	(a) In the event of any distribution of assets or property of the Company among its shareholders, as such, other than by way of dividend or by way of redemption or purchase from cancellation of Preference Shares of the Company whenever created, but including, without limitation, any distribution of assets or property of the Company resulting from any repayment of capital to shareholders upon a decrease in issued capital of the Company (except as aforesaid) or upon the winding up or other liquidation or dissolution of the Company or rateably among its shareholders as a condition precedent to the liquidation or dissolution, no assets or property of the Company shall be distributed to the holders of the Company ranking junior to the Preference Shares until there has been paid to the holders of the Preference Shares an amount equal to the redemption price of such Preference Shares plus a sum equal to all unpaid dividends accrued thereon to the date of distribution (which for such purpose shall be calculated as if the dividends on the Preference Shares were accruing for the period from the expiration of the last quarterly dividend period for which dividends have been paid in full up to such date of distribution): for all purposes of these provisions the redemption price of the Preference Shares shall mean the amount paid up thereon plus the premium, if any, payable on redemption of Preference Shares, and shares of the Company ranking junior to the Preference Shares shall mean all shares of any class of shares (including Common Shares of the Company) ranking junior to the Preference Shares as to dividends and distribution of assets and property of the Company;

(b)	If upon any distribution of the assets and property of the Company among its shareholders, as such, the assets and property of the Company are insufficient to permit payment in full to the holders of Preference Shares of the sum distributable to them as aforesaid then the entire assets and property of the Company shall be distributed rateably among the holders of the Preference Shares then outstanding according to their respective rights; and

(c)	After payment in full to the holders of Preference Shares of the sums distributable to them as aforesaid they shall not have the right to receive anything further in the distribution of assets and property of the Company and the remaining assets and property of the Company shall be distributed to the holders of shares of the Company ranking junior to the Preference Shares according to their respective rights.

(6)	No dividends shall at any time be declared or paid on or set apart for any shares of the Company ranking junior to the Preference Shares (including, without limitation, the Common Shares) nor shall the Company redeem or purchase for cancellation any Preference Shares less than the total number of Preference Shares then outstanding or any shares of the Company ranking junior to the Preference Shares unless all accrued dividends on the Preference Shares then outstanding have been declared and paid or provided for, to and including the last dividend payable on the Preference Shares immediately prior to the date of declaration or payment or setting apart for payment of dividends or redemption or purchase for cancellation, as the case may be.

(7)	Subject to the provisions hereof and, in particular, the provisions of clause (6) hereof, the Company may at any time or from time to time, purchase Preference Shares for cancellation:

(a)	on the open market;

(b)	with the consent of the holders of the Preference Shares; or

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(c)	pursuant to tenders received by the Company upon request for tenders addressed to all of the holders of the Preference Shares, the whole or any part of the Preference Shares at the lowest price which, in the opinion of the Directors, such shares are obtainable. If any such purchase for cancellation is made by tender the Company shall afford to every holder of Preference Shares the opportunity of tendering such shares for purchase for cancellation as aforesaid; the Company shall accept only the lowest tenders; if two or more shareholders submit tenders at the same price which the Company is prepared to accept, but which in number are in excess of the number of shares which the Company is prepared to purchase for cancellation, then the shares to be purchased shall be selected by the Company on a pro rata basis (disregarding fractions) according to the number of shares offered in such tender.

(8)	(a) Any amendment to the Articles of the Company to delete or vary any preference, right, condition, restriction, limitation or prohibition attaching to the Preference Shares or to create any special shares ranking in priority to or on a parity with the Preference Shares, in addition to the authorization by a Special Resolution, shall be authorized by at least three-quarters (3/4) of the votes cast at a meeting of the holders of Preference Shares duly called for that purpose.

(b)	The formalities to be observed in respect of the giving of notice of any meeting of the holders of Preference Shares (including any meeting of the holders of any series of Preference Shares) and the conduct of any such meeting shall be those from time to time prescribed in the Articles of the Company in respect of meetings of shareholders, and upon every poll taken at any such meeting (or adjourned meeting) each holder of Preference Shares (or any series of Preference Shares, as the case may be) shall be entitled to one (1) vote in respect of each Preference share held by him; provided that:

(i)	No such meeting shall be held upon less than twenty-one (21) days’ written notice thereof.

(ii)	If at any such meeting the holders of less than fifty percent (50%) of the outstanding Preference Shares, as the case may be, are present or represented by proxy within half an hour after the time fixed for such meeting, then the meeting shall be adjourned to such date (being not more than twenty-one (21) days later) and to such time and place as may be fixed and announced by the Chairman of the meeting and at least ten (10) days’ written notice shall be given to such adjourned meeting (which notice may but need not specify the purpose for which the meeting was originally called); at such adjourned meeting the holders of the Preference Shares (or series of Preference Shares, as the case may be) present or represented by proxy may transact the business for which the meeting was originally called.

(9)	The Common Shares shall be subject to the foregoing preferences, rights, conditions, restrictions, limitations and prohibitions attaching to the Preference Shares and shall be subject to such further and additional preferences, rights, conditions, restrictions, limitations and prohibitions, as may be determined by the Directors of the Company for each series of Preference Shares prior to the issue thereof.

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Proxy

2006 ANNUAL GENERAL MEETING OF SHAREHOLDERS OF

Nicholas Financial, Inc.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

OF NICHOLAS FINANCIAL, INC. (the “Company”)

TO BE HELD AT Countryside Country Club, 3001 Countryside Boulevard, Clearwater, Florida

ON Wednesday, August 9, 2006, AT 10:00 AM

The undersigned shareholder (“Registered Shareholder”) of the Company hereby appoints Peter L. Vosotas, Chairman of the Board, Chief Executive Officer and President of the Company, or failing this person, Ralph T. Finkenbrink, Senior Vice President and Chief Financial Officer of the Company, or in the place of the foregoing, _____________________________ as proxyholder for and on behalf of the Registered Shareholder with the power of substitution to attend, act and vote for and on behalf of the Registered Shareholder in respect of all matters that may properly come before the Meeting of the Shareholders of the Company and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Shareholder were present at the said Meeting, or any adjournment thereof.

The Registered Shareholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the Registered Shareholder as specified herein.

Resolutions (For full detail of each item, please see the enclosed Notice of Meeting and Proxy Statement and Information Circular)
1. To elect each of Scott Fink and Alton R. Neal as a Director (to serve until the 2009 Annual General Meeting of Shareholders or until his successor is duly elected and qualified):	For ______		Withhold Vote ______
2. To approve the Nicholas Financial, Inc. Equity Incentive Plan:	For ______	Against ______	Abstain ______
3. To approve a special resolution to alter the Articles of the Company to a new form of Articles:	For ______	Against ______	Abstain ______
4. To approve the appointment of Dixon Hughes PLLC as Independent Auditors of the Company for the fiscal year ending March 1, 2007:	For ______	Against ______	Abstain ______
5. To transact such other business as may properly come before the Meeting.

The undersigned Registered Shareholder hereby revokes any proxy previously given to attend and vote at said Meeting.

SIGN HERE:    _______________________________________________

Please Print Name: ____________________________________________

Date:                                         , 2006

Number of Common Shares

Represented by Proxy: _______________________

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED.

SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE

INSTRUCTIONS FOR COMPLETION OF PROXY

1.	This Proxy is solicited by the Board of Directors of the Company.

2.	This form of proxy (“Instrument of Proxy”) must be signed by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

3.	If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder, by Computershare Trust Company of Canada..

4.	A Registered Shareholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the scrutineers before the Meeting begins.

5.	A Registered Shareholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:

(a)	appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxyholders shown and do not complete the blank space provided for the appointment of an alternate proxyholder). Where no choice is specified by a Registered Shareholder with respect to a resolution set out in the Instrument of Proxy, a management appointee acting as a proxyholder will vote in favour of each matter identified on this Instrument of Proxy and for the nominees of management for directors and auditor as identified in this Instrument of Proxy;

OR

(b)	appoint another proxyholder, who need not be a Registered Shareholder of the Company, to vote according to the Registered Shareholder’s instructions, by striking out the management proxyholder names shown and inserting the name of the person you wish to represent you at the Meeting in the space provided for an alternate proxyholder. If no choice is specified, the proxyholder has discretionary authority to vote as the proxyholder sees fit.

6.	The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Shareholder on any poll of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit. To withhold authority to vote for any individual Nominee for Director, strike a line through the Nominee’s name above.

If a Registered Shareholder has submitted an Instrument of Proxy, the Registered Shareholder may still attend the Meeting and may vote in person. To do so, the Registered Shareholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.

To be represented at the Meeting, this proxy form must be received at the office of Computershare Trust Company of Canada by mail or by fax no later than forty eight (48) hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof or may be accepted by the Chairman of the Meeting prior to the commencement of the Meeting. The mailing address is:

Computershare Trust Company of Canada

Proxy Dept. 100 University Avenue 9th Floor

Toronto Ontario M5J 2Y1

Fax: Within North American: 1-866-249-7775     Outside North America: (416) 263-9524